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                               HUGHES SUPPLY, INC.


          $19,000,000 8.27% Series A Senior Notes due November 30, 2003

          $28,000,000 8.27% Series B Senior Notes due November 30, 2005

         $103,000,000 8.42% Series C Senior Notes due November 30, 2007


                             NOTE PURCHASE AGREEMENT

                             Dated December 21, 2000










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                                TABLE OF CONTENTS

1.   AUTHORIZATION OF NOTES....................................................1

2.   SALE AND PURCHASE OF NOTES................................................1

3.   CLOSING...................................................................2

4.   CONDITIONS TO CLOSING.....................................................2

     4.1      Representations and Warranties...................................2

     4.2      Performance; No Default..........................................2

     4.3      Compliance Certificates..........................................3

     4.4      Opinions of Counsel..............................................3

     4.5      Purchase Permitted by Applicable Law, etc........................3

     4.6      Sale of Other Notes..............................................4

     4.7      Payment of Special Counsel Fees..................................4

     4.8      Private Placement Number.........................................4

     4.9      Changes in Corporate Structure...................................4

     4.10     Proceedings and Documents........................................4

     4.11     Guarantees of Subsidiaries.......................................4

     4.12     Copy of Bank Credit Agreements...................................5

     4.13     Dismissal of Case/Affirmative Coverage Response..................5

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................5

     5.1      Organization; Power and Authority................................5

     5.2      Authorization, etc...............................................5

     5.3      Disclosure.......................................................6

     5.4      Organization and Ownership of Shares of Subsidiaries;
              Affiliates.......................................................6

     5.5      Financial Statements.............................................7

     5.6      Compliance With Laws, Other Instruments, etc.....................7

     5.7      Governmental Authorizations, etc.................................8

     5.8      Litigation; Observance of Agreements, Statutes and Orders........8

     5.9      Taxes............................................................8

     5.10     Title to Property; Leases........................................9

     5.11     Licenses, Permits, etc...........................................9

     5.12     Compliance With ERISA............................................9

     5.13     Private Offering by the Company.................................10

     5.14     Use of Proceeds; Margin Regulations.............................10

     5.15     Existing Debt; Future Liens.....................................11

     5.16     Foreign Assets Control Regulations, etc.........................11

     5.17     Status Under Certain Statutes...................................11

     5.18     Environmental Matters...........................................12

     5.19     Certain Matters.................................................12

6.   REPRESENTATIONS OF THE PURCHASER.........................................13

     6.1      Purchase for Investment.........................................13

     6.2      Source of Funds.................................................13

7.   INFORMATION AS TO COMPANY................................................15

     7.1      Financial and Business Information..............................15

     7.2      Officer's Certificate...........................................18

     7.3      Inspection......................................................19

8.   PREPAYMENT OF THE NOTES..................................................19

     8.1(A)   Series A Required Payments......................................19

     8.1(B)   Series B Required Prepayments...................................20

     8.1(C)   Series C Required Prepayments...................................20

     8.2      Optional Prepayments With Make-Whole Amount.....................20

     8.3      Allocation of Partial Prepayments...............................21

     8.4      Maturity; Surrender, etc........................................21

     8.5      Mandatory Offer to Prepay Upon Change of Control................21

     8.6      Make-Whole Amount...............................................23

     8.7      Purchase of Notes...............................................24

9.   AFFIRMATIVE COVENANTS....................................................24

     9.1      Compliance With Law.............................................25

     9.2      Insurance.......................................................25

     9.3      Maintenance of Properties.......................................25

     9.4      Payment of Taxes and Claims.....................................25

     9.5      Corporate Existence, etc........................................26

     9.6      Covenant To Secure Notes Equally................................26

     9.7      Covenant Relating to Subsidiary Guarantees......................26

     9.8      Ownership of Subsidiary Guarantors..............................27

10.  NEGATIVE COVENANTS.......................................................27

     10.1     Funded Debt.....................................................27

     10.2     Current Debt....................................................27

     10.3(A)  Minimum Net Worth...............................................28

     10.3(B)  Adjusted Interest Coverage Ratio................................28

     10.4     Restricted Payments.............................................28

     10.5     Liens...........................................................28

     10.6     Priority Debt...................................................30

     10.7     Merger or Consolidation.........................................30

     10.8     Sale of Assets..................................................31

     10.9     Transactions With Related Party.................................35

     10.10    Nature of Business..............................................35

     10.11    Limitation on Dividend and Other Payment Restrictions Affecting
              Subsidiaries....................................................35

11.  EVENTS OF DEFAULT........................................................36

12.  REMEDIES ON DEFAULT, ETC.................................................38

     12.1     Acceleration....................................................38

     12.2     Other Remedies..................................................39

     12.3     Rescission......................................................39

     12.4     No Waivers or Election of Remedies, Expenses, etc...............40

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES............................40

     13.1     Registration of Notes...........................................40

     13.2     Transfer and Exchange of Notes..................................40

     13.3     Replacement of Notes............................................41

14.  PAYMENTS ON NOTES........................................................41

     14.1     Place of Payment................................................41

     14.2     Home Office Payment.............................................41

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15.  EXPENSES, ETC............................................................42

     15.1     Transaction Expenses............................................42

     15.2     Survival........................................................42

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.............43

17.  AMENDMENT AND WAIVER.....................................................43

     17.1     Requirements....................................................43

     17.2     Solicitation of Holders of Notes................................43

     17.3     Binding Effect, etc.............................................44

     17.4     Notes Held by Company, etc......................................44

18.  NOTICES..................................................................44

19.  REPRODUCTION OF DOCUMENTS................................................45

20.  CONFIDENTIAL INFORMATION.................................................45

21.  SUBSTITUTION OF PURCHASER................................................47

22.  MISCELLANEOUS............................................................47

     22.1     Successors and Assigns..........................................47

     22.2     Payments Due on Non-Business Days...............................47

     22.3     Severability....................................................47

     22.4     Construction....................................................48

     22.5     Counterparts....................................................48

     22.6     Governing Law...................................................48



SCHEDULE A    --   Information Relating to Purchasers

SCHEDULE B    --   Defined Terms

SCHEDULE 4.9  --   Changes in Corporate Structure

SCHEDULE 4.11 --   Material  Subsidiaries  Executing and Delivering  Guarantees
                   on Date of closing

SCHEDULE 5.3  --   Disclosure Materials

SCHEDULE 5.4    --  Subsidiaries of the Company and Ownership of
                      Subsidiary Stock; Company's Affiliates; Company's Directors and Senior Officers

SCHEDULE 5.5    --  Financial Statements

SCHEDULE 5.8    --  Certain Litigation

SCHEDULE 5.11   --  Patents, etc.

SCHEDULE 5.14   --  Use of Proceeds

SCHEDULE 5.15   --  Existing Debt

SCHEDULE 10.5   --  Liens

EXHIBIT 1       --  Form of Senior Note

EXHIBIT 4.4(a)  --  Matters To Be Covered by Opinion of General
                     Counsel for the Company

EXHIBIT 4.4(b)  --  Matters To Be Covered by Opinion of Special
                     Counsel to the Purchasers

EXHIBIT 4.11(a) --  Form of Guarantee

EXHIBIT 4.11(b) --  Form of Contribution Agreement

          $19,000,000 8.27% Series A Senior Notes due November 30, 2003

         $28,000,000 8.27% Series B Senior Notes due November 30, 2005

         $103,000,000 8.42% Series C Senior Notes due November 30, 2007

                                                               December 21, 2000

TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         Hughes Supply, Inc., a Florida corporation (the "Company"), agrees with you as follows:

1.      AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of (i) Nineteen Million Dollars ($19,000,000) aggregate principal amount of its 8.27% Senior Notes due November 30, 2003 (the "Series A Notes"), (ii) Twenty-Eight Million Dollars ($28,000,000) aggregate principal amount of its 8.27% Senior Notes due November 30, 2005 (the "Series B Notes"), and (iii) One Hundred-Three Million Dollars ($103,000,000) aggregate principal amount of its 8.42% Senior Notes due November 30, 2007 (the "Series C Notes"; the Series A Notes, the Series B Notes and the Series C Notes shall be collectively referred to herein as the "Notes" and each referred to herein as a "Note" and the term "Note" shall include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.      SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes of a given Series in the principal amounts specified opposite your respective names in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other

Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your respective obligations hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.      CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia, at 9:00 a.m., Atlanta time, at a closing (the "Closing") on December 21, 2000, or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note for each series (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wachovia Bank, N.A., ABA Number 061000010, Account Number 13028327, Account Name "Hughes Supply, Inc.," Atlanta, Georgia,
Reference: Private Placement Disbursement . If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.      CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1     Representations and Warranties.

         The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2     Performance; No Default.

         The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any

Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1 through 10.10 hereof had such Sections applied since such date.

4.3     Compliance Certificates.

         (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

         (b) Secretary's Certificates. The Company and each Subsidiary executing the Guarantee referenced in Section 4.11 shall have delivered to you a certificate from the Secretary or an Assistant Secretary certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of, in the case of the Company, the Notes and the Agreements and, in the case of such Subsidiaries, the Guarantee and Contribution Agreement referenced in Section 4.11.

4.4     Opinions of Counsel.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Benjamin P. Butterfield, General Counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request and (b) from Alston & Bird LLP, your special counsel in connection with such transactions, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5     Purchase Permitted by Applicable Law, etc.

         On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6     Sale of Other Notes.

         Contemporaneously with the Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7     Payment of Special Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8     Private Placement Number.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

4.9     Changes in Corporate Structure.

         Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10    Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.11    Guarantees of Subsidiaries.

         Each of the Material Subsidiaries specified in Schedule 4.11 shall have executed and delivered a Guarantee in the form set forth in Exhibit 4.11(a) and the Company and each such Material Subsidiary shall have executed and delivered a Contribution Agreement in the form set forth in Exhibit 4.11(b).

4.12    Copy of Bank Credit Agreements.

         The Company shall have delivered to each Purchaser a copy of each existing Bank Credit Agreement, including all amendments thereto, certified as true and correct by a Senior Financial Officer.

4.13    Dismissal of Case/Affirmative Coverage Response

         The Company shall have delivered to counsel to the Purchasers a copy of the Order dated December 14, 2000 issued by the Superior Court of Washington for King County by which the Company is dismissed, with prejudice, from the Case referred to in Section 5.19 hereof. The Company shall have delivered to counsel to the Purchasers a copy of the affirmative coverage response of the CNA-affiliated insurance companies referred to in Section 5.19 hereof.

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:

5.1     Organization; Power and Authority.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2     Authorization, etc.

         This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3     Disclosure.

         The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated October 2000 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since July 31, 2000January 28, 2000, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4     Organization and Ownership of Shares of Subsidiaries; Affiliates.

         (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates (other than Subsidiaries) and (iii) of the Company's directors and senior officers.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4). All of the entities set forth in Schedule 5.4 are Consolidated. Schedule 4.11 sets forth all Material Subsidiaries of the Company as of the date hereof.

         (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. The Guarantee and Contribution Agreement to be executed and delivered by each Material Subsidiary referenced in Section 4.11 have been duly authorized by all necessary corporate action on the part of each such Material Subsidiary and such Guarantee and Contribution Agreement will constitute a legal, valid and binding obligation of such Material Subsidiary enforceable against such Material Subsidiary except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5     Financial Statements.

         The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6     Compliance With Laws, Other Instruments, etc.

         The execution, delivery and performance by the Company of this Agreement and the Notes and by the Material Subsidiaries referenced in Section
4.11 of the Guarantee and Contribution Agreement referenced therein will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7     Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or of the Guarantee and the Contribution Agreement referenced in Section 4.11 by the Material Subsidiaries referenced therein.

5.8     Litigation; Observance of Agreements, Statutes and Orders.

         (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9     Taxes.

         The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax returns liabilities of the Company and its Subsidiaries have been audited by the Internal Revenue Service for certain fiscal years up to and including the fiscal year ended 1996 and any resulting deficiencies, additional assessments, fines, penalties, interest or other charge have either been paid for or adequately reserved for in the financial statements. Other than certain ordinary course audits of state sales and income tax returns, neither the Company nor any Subsidiary is presently under, nor has any of them received notice of, any investigation or audit by any national, regional, provincial, local or other agency concerning any fiscal year or period ended prior to the date hereof. All taxes required to be withheld from employees of the Company and its Subsidiaries for income and social security taxes have been properly withheld.

5.10    Title to Property; Leases.

         The Company and its Subsidiaries have good and sufficient title to their respective owned properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11    Licenses, Permits, etc.

         Except as disclosed in Schedule 5.11,

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its
     Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12    Compliance With ERISA.

         (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (c) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

         (d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13    Private Offering by the Company.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company, nor, to the best knowledge of the Company, anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14    Use of Proceeds; Margin Regulations.

         The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the Consolidated Assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15    Existing Debt; Future Liens.

         (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of November 30, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

5.16    Foreign Assets Control Regulations, etc.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17    Status Under Certain Statutes.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18    Environmental Matters.

         Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19    Certain Matters.

         Pursuant to an Asset Purchase Agreement dated as of November 30, 1999 (the "Asset Purchase Agreement") by and between the Company and Western Utilities Supply Co. (the "Seller"), the Company purchased substantially all of the assets of the Seller on February 1, 2000. The asset purchase was negotiated at arm's length and the Company paid the Seller fair value for the assets purchased. The Asset Purchase Agreement sets forth substantially all material terms of the asset purchase and neither the Company nor any Subsidiary has any continuing obligation to purchase products or services from, or otherwise deal with, the Seller.

         Pursuant to Section 2(b) of the Asset Purchase Agreement, the Company assumed no liabilities (including any tort liabilities) of the Seller other than certain ledger accounts. Pursuant to Section 7(b)(iv) of the Asset Purchase Agreement, the Seller has agreed to indemnify the Company for all Losses (as defined in the Asset Purchase

Agreement) suffered or incurred by the Company by reason of, or in connection with, any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of the Seller occurring prior to the consummation of the acquisition including, but not limited to, any Loss arising out of a cause of action entitled Miller, et. ux.
v. Hughes Supply, Inc., King County, Washington, Superior Court Case No. 00-2-20913-4SEA (the "Case") or any similar claim or cause of action; provided, however, that such indemnification obligation terminates on the first anniversary date of the closing.

         The Company further represents that neither the Company nor any of its Subsidiaries has, at any time, distributed or sold to, or manufactured, warehoused or otherwise dealt with any of the products or materials on behalf of, Persons engaged in the shipbuilding industry in the State of Washington or any other jurisdiction other than certain high-alloy and stainless steel products. The Seller's insurance companies, certain insurance company affiliates of CNA Financial Corporation, have issued an affirmative coverage response to the Seller indicating that coverage would be afforded to the Seller with respect to the Case within the limits and other terms of the applicable policies; provided, however, that the coverage would not extend to the Company as such Persons are not insureds under such policies. However, and in any event, pursuant to an Order issued by the Superior Court of Washington for King County dated December 21, 2000, the Company has been dismissed from the Case with prejudice.

6.      REPRESENTATIONS OF THE PURCHASER.

6.1     Purchase for Investment.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2     Source of Funds.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no

     "employee benefit plan" (as defined in Section 3(3) of ERISA and Section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d) the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source is an insurance company separate account maintained solely in connection with fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.      INFORMATION AS TO COMPANY.

7.1     Financial and Business Information.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
          Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

      provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) so long as such requirements of the Securities and Exchange Commission continue to require that Form 10-Q include the financial statements described in subparagraphs (i) and (ii) above;

          (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                    (i) a  consolidated  balance  sheet of the  Company  and its
               Subsidiaries, as at the end of such year, and

                    (ii)   consolidated   statements   of  income,   changes  in
               shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

                    (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

                    (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

      provided, that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b) so long as such requirements of the Securities and Exchange Commission continue to require that Form 10-K include the financial statements described in subparagraphs (i) and (ii) above.

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

               (iv) if at any time the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000;

               (f) Notices From Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

               (g) New Material Subsidiaries -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company in which a Material Subsidiary has been formed or acquired, or any other event resulting in the creation of a new Material Subsidiary, notice of the formation or acquisition of such Material Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as an Institutional Investor may request;

               (h) Bank Credit Agreements -- promptly, and in any event within 30 days after the execution thereof, a copy of a Bank Credit Agreement entered into after the date hereof by the Company or any Subsidiary and of each amendment of, other modification to, or waiver granted under, a Bank Credit Agreement;

               (i) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2     Officer's Certificate.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

               (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.8 inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

               (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3     Inspection.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

               (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.      PREPAYMENT OF THE NOTES.

8.1(A)  Series A Required Payments.

         There shall be no required prepayment of Series A Notes. The Company shall repay the entire outstanding principal amount of all Series A Notes at par and without payment of the Make-Whole Amount or any premium in a single installment on November 30, 2003, together with all accrued but unpaid interest thereon.

8.1(B)  Series B Required Prepayments.

         The Company shall prepay, and there shall become due and payable, $5,600,000 in aggregate principal amount of Series B Notes on November 30 of each year commencing on November 30, 2001 and ending on November 30, 2004, inclusive. The Company shall make a final payment of the remaining principal amount of the Series B Notes of $5,600,000 (or such amount as shall be the remaining principal amount of Series B Notes outstanding) on November 30, 2005. Each such payment shall be accompanied by all accrued but unpaid interest to date and each such payment of the Series B Notes pursuant to this Section 8.1(B) shall be at par and without payment of the Make-Whole Amount or any premium, provided that, upon any partial prepayment of Series B Notes pursuant to Section
8.2 or purchase of Series B Notes permitted by Section 8.7, the principal amount of each required prepayment of Series B Notes becoming due under this Section 8.1(B) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of Series B Notes is reduced as a result of such prepayment or purchase.

8.1(C)  Series C Required Prepayments

         The Company shall prepay, and there shall become due and payable, $20,600,000 in aggregate principal amount of Series C Notes on November 30 of each year commencing on November 30, 2003 and ending on November 30, 2006, inclusive. The Company shall make a final payment of the remaining principal amount of the Series C Notes of $20,600,000 (or such amount as shall be the remaining principal amount of Series C Notes outstanding) on November 30, 2007. Each such payment shall be accompanied by all accrued but unpaid interest to date and each such payment of the Series C Notes pursuant to this Section 8.1(C) shall be at par and without payment of the Make-Whole Amount or any premium, provided that, upon any partial prepayment of Series C Notes pursuant to Section
8.2 or purchase of Series C Notes permitted by Section 8.7, the principal amount of each required prepayment of Series C Notes becoming due under this Section 8.1(C) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of Series C Notes is reduced as a result of such prepayment or purchase.

8.2     Optional Prepayments With Make-Whole Amount.

         The Company may, at its option, upon notice as provided below, prepay the Notes in whole at any time, or from time to time in part in an amount not less than $5,000,000, at 100% of the principal amount so prepaid plus all accrued interest on the principal amount of Notes so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. Any such optional payment shall be on a Business Day and the Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the Business Day fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate via facsimile transmission of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3     Allocation of Partial Prepayments.

         In the case of any partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all Notes of all Series then outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of all Notes not theretofore called for prepayment.

8.4     Maturity; Surrender, etc.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5     Mandatory Offer to Prepay upon Change of Control.

         (a) Notice and Offer. In the event of either:

               (i) a Change of Control, or

               (ii) the obtaining of knowledge of a Control Event by any officer of the Company (including, without limitation, via the receipt of notice of a Control Event from any holder of Notes),

the Company will, within three Business Days of the occurrence of either of such events (or, in the case of any Change of Control, the consummation or finalization of which would involve any action of the Company, at least thirty days prior to such Change of Control), give written notice of such Change of Control or Control Event to each holder of outstanding Notes by registered mail and, simultaneously with the sending of such outstanding written notice, send a copy of such notice to each such holder via an overnight courier of national reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, the Notes held by such holder on a date specified in such notice (the "Control Prepayment Date") that is not less than 30 days and not more than 60 days after the date of such notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 30th day after the date of such holder's first receipt of such notice. If the Company shall not have received a written response to such notice from each holder of Notes within 10 days after the date of posting of such notice to such holder of Notes, then the Company shall immediately send a second written notice via an overnight courier of national reputation to each such holder of Notes who shall have not previously responded to the Company. In no event will the Company take any action to consummate or finalize a Change of Control unless contemporaneously with such action the Company prepays all Notes required to be prepaid in accordance with Section 8.5(b) hereof.

         (b) Acceptance and Payment. To accept such offered prepayment, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than 15 days after the date of receipt by such holder of the latest written offer of such prepayment (it being understood that the failure by a holder to respond to such written offer of prepayment within such period of 15 days shall be deemed to constitute a rejection of such offer). If so accepted, such offered prepayment shall be due and payable on the Control Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes, together with interest on the Notes then being prepaid accrued to the Control Prepayment Date. The Company shall not be required to pay any Make-Whole Amount upon any prepayment of Notes pursuant to this Section 8.5.

         (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.5 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:

               (i) the Control Prepayment Date;

               (ii) the Section hereof under which such offer is made;

               (iii) the principal amount of each Note offered to be prepaid;

               (iv) the interest that would be due on each such Note offered to be prepaid, accrued to the Control Prepayment Date;

               (v) that the conditions of this Section 8.5 have been fulfilled; and

               (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.

         (d) Notice Concerning Status of Holders of Notes. Promptly after each Control Prepayment Date and the making of all prepayments contemplated on such Control Prepayment Date under this Section 8.5 (and, in any event, within thirty days thereafter), the Company shall deliver to each remaining holder of Notes a certificate signed by a Senior Financial Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by each such holder at such time.

8.6     Make-Whole Amount.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
          Section 12.1, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) based on the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% plus the yield to maturity implied by (i) the yields reported (offer side), as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, as set forth on page "USD" of the Bloomberg Financial Markets Service (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States Treasury fixed interest rate securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
         (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

         Such  implied  yield  in (i) and  (ii)  above  will be  determined,  if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

               "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.7     Purchase of Notes.

         The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

9.      AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

9.1     Compliance With Law.

         The Company shall, and shall cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2     Insurance.

         The Company shall, and shall cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3     Maintenance of Properties.

         The Company shall, and shall cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4     Payment of Taxes and Claims.

         The Company shall, and shall cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested bythe Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5     Corporate Existence, etc.

         The Company shall at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7 and 10.8, the Company shall at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence of any Subsidiary, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6     Covenant To Secure Notes Equally

         The Company covenants that, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 10.5 and 10.6 hereof (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 17), the Company will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured. This Section 9.6 shall not be deemed a consent to any Lien or Liens not otherwise permitted by Section 10.5 or
Section 10.6.

9.7     Covenant Relating to Subsidiary Guarantees.

         Within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company after: (i) the formation or acquisition of any Material Subsidiary not listed on Schedule 4.11; (ii) the transfer of assets from the Company or any Subsidiary to another Subsidiary and as a result thereof the recipient of such assets becomes a Material Subsidiary; (iii) the occurrence of any other event creating a new Material Subsidiary; or (iv) the execution and delivery by a Subsidiary (a "Bank Guaranty Subsidiary") (whether or not a Material Subsidiary) of a guaranty of the indebtedness and obligations of the Company under a Bank Credit Agreement the Company shall cause to be executed and delivered a guarantee of the obligations of the Company hereunder and under the Notes from such Material Subsidiary or Bank Guaranty Subsidiary (as the case may be) in substantially the form of Exhibit 4.11(a) and a Contribution Agreement from such Material Subsidiary or Bank Guaranty Subsidiary (as the case may be) in substantially the form of Exhibit 4.11(b), together with an opinion of counsel of the General Counsel to the Company covering the matters described in Section 5.4(c), and copies of any accompanying resolutions of the board of directors of such Material Subsidiary or Bank Guaranty Subsidiary (as the case may be), good standing certificates and the like, all in form and substance satisfactory to your special counsel.

9.8     Ownership of Subsidiary Guarantors.

         The Company shall maintain its percentage of ownership existing as of the date hereof of all Material Subsidiaries that execute the Guarantee referenced in Section 4.11, and shall not decrease its ownership percentage in each Material Subsidiary that executes a Guarantee pursuant to Section 9.7 after the date hereof, as such ownership exists at the time such Subsidiary so executes such Guarantee.

10.     NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

10.1    Funded Debt.

         The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Funded Debt unless, on the date the Company or such Subsidiary becomes liable with respect to such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, (i) no Default or Event of Default exists and (ii) Consolidated Funded Debt outstanding at such time does not exceed 60% of Consolidated Total Capitalization at such time. For purposes of this Section 10.1, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding. Further, it is hereby understood that the restrictions against the incurrence of Funded Debt by Subsidiaries contained in this Section 10.1 shall be in addition to, and not in derogation of, the restrictions contained in Section 10.6 hereof.

10.2    Current Debt.

         Neither the Company nor any Subsidiary shall at any time have or suffer to exist Current Debt unless, during the preceding 365-day period, there shall be at least 45 consecutive days on each of which there shall have been no Consolidated Current Debt outstanding in excess of the amount of additional Funded Debt that the Company would have been permitted to incur on each such day under Section 10.1.

10.3(A) Minimum Net Worth

         The Company shall not permit Consolidated Net Worth to be less than $445,000,000 at any time.

10.3(B) Adjusted Interest Coverage Ratio

         The Company shall not permit, as at the end of each fiscal quarter of the Company, the Adjusted Interest Coverage Ratio to be less than 1.50 to 1.00.

10.4    Restricted Payments.

        The Company shall not:

               (i) pay or declare any cash dividend on account of or with respect to any Capital Stock or make any other cash distribution on account of or with respect to any class of its Capital Stock; or

               (ii)  redeem,   purchase  or  otherwise   acquire,   directly  or
          indirectly, any shares of the Company's Capital Stock

(all of the foregoing described in these subparagraphs (i) and (ii) hereof being herein called "Restricted Payments") unless (A) the aggregate amount of all Restricted Payments made since July 31, 2000 would not exceed the sum of (x) $40,000,000 plus (y) 60% of cumulative Consolidated Net Income since July 31, 2000 (less 100% of cumulative Consolidated Net Income incurred for such period if such Consolidated Net Income for such period is a loss) plus (z) the aggregate net cash proceeds of any issuance or sale of the Company's Capital Stock and (B) no Default or Event of Default shall have occurred and be continuing, or a Default or Event of Default would occur, as a result of such Restricted Payment.

10.5    Liens

         The Company shall not, and shall not permit any Subsidiary to, create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired except:

               (i)  Liens  existing  on the Date of  Closing  and  specified  on
          Schedule 10.5;

               (ii) any Lien on tangible fixed assets acquired, constructed or improved by the Company after the date hereof to secure or provide for all or a portion of the purchase price of such assets or a portion of the indebtedness of such assets provided (A) any such Lien shall extend solely to the item or items of such assets so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other assets which constitute an improvement to or is acquired for specific use in connection with such acquired or constructed assets or which is real property being improved by such acquired or constructed assets, (B) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (1) the cost to the Company or such Subsidiary of the assets so acquired or constructed and (2) the Fair Market Value of such assets at the time of such acquisition or construction and (C) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such assets;

               (iii) Liens (A) for taxes (including ad valorem and property taxes) and assessments or governmental charges or levies not yet due or (B) for taxes due or (C) resulting from any judgment or award, and in the case of clause (B) and (C), are being actively contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

               (iv) landlord liens and statutory liens of carriers, warehousemen, mechanics, material men and other liens imposed by law, created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings or with respect to which adequate reserves are being maintained, and which were not incurred in connection with the borrowing of money;

               (v) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations;

               (vi) easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not materially interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries;

               (vii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money, and which do not in the aggregate materially detract from the value of property or assets of the Company and its Subsidiaries taken as a whole or materially impair the use of such property or assets in the operation of the business of the Company or any of its Subsidiaries;

               (viii) Liens provided for in equipment leases that are not Capitalized Lease Obligations (including financing statements and undertakings to file financing statements); provided that they are limited to the equipment subject to such leases and the proceeds thereof;

               (ix) leases, subleases, licenses and sublicenses granted to third parties not interfering in any material respect with the business of the Company or any of its Subsidiaries;

               (x) any lien renewing, extending, or refunding any Lien described in subparagraphs (i) through (ix) above, provided that the principal amount secured is not increased and that such lien is not extended to other property (other than pursuant to its original terms);

               (xi) Liens on property or assets of a Subsidiary of the Company to secure obligations of such Subsidiary to the Company or another Wholly-Owned Subsidiary;

               (xii) any right of set off or banker's lien (whether by common law, statute, contract or otherwise) in favor of any bank (other than Liens securing Debt); and

               (xiii) Liens of any Subsidiary that arose prior to the time that such Subsidiary became a Subsidiary of the Company, provided that (A) any such Lien was not incurred in anticipation of such acquisition,
          (B) the assets of such acquired Subsidiary subject to such Lien shall only be those assets subject to such Lien at the time of the closing of the acquisition of such Subsidiary and (C) the principal amount of Debt secured by such Lien shall not exceed the amount of Debt so secured by such Lien at the time of the closing of the acquisition of such Subsidiary; and

               (xiv) Liens securing Priority Debt described in clause (ii) of the definition of Priority Debt; provided, however, that after giving effect to the Debt secured by such Liens, Priority Debt shall not exceed 20% of Consolidated Net Worth at any time.

10.6    Priority Debt.

         The Company will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth.

10.7    Merger or Consolidation.

         The Company shall not, and shall not permit any Subsidiary to, merge, consolidate or exchange shares with any other Person, except that:

               (i) any Subsidiary may merge or consolidate with and into the Company or with a Subsidiary that is a Wholly-Owned Subsidiary or if not a Wholly-Owned Subsidiary in which the ownership interest of the Company is not reduced or diluted in connection with or as a result of such merger or consolidation; and

               (ii) the Company may merge or consolidate with any other corporation so long as:

                    (A) the surviving corporation shall be the Company or another corporation organized under the laws of the United States or a State thereof or the District of Columbia;

                    (B) the  surviving  corporation  (if not the Company)  shall assume the obligations of the Company hereunder pursuant to an agreement reasonably acceptable to the Required Holders

                    (C) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred or exist; and

                    (D) immediately after giving effect to such merger or consolidation, the Company (or the surviving corporation, if not the Company) could incur at least $1 of Funded Debt under Section 10.1; and

               (iii) the Company or any Subsidiary may acquire any other Person provided such acquisition does not otherwise result in an Event of Default hereunder.

               (iv) Any assumption agreement executed and delivered pursuant to subparagraph (B) hereof shall be accompanied by a favorable opinion of counsel to such surviving corporation stating that such assumption agreement has been duly authorized, executed and delivered by such surviving corporation, that the execution and delivery of such assumption agreement does not violate or contravene any agreement or instrument to which such surviving corporation is a party and covering the other matters described in Exhibit 4.4(a) hereto and such other matters as counsel to the Required Holders shall reasonably request, together with copies of accompanying board resolutions, good standing certificates and the like as counsel to the Required Holders shall reasonably request.

10.8    Sale of Assets.

         The Company will not, and will not permit any Subsidiary to, Dispose of any property or assets (other than marketable securities), except, so long as no Default or Event of Default shall exist and be continuing:

               (i) any Subsidiary (the "Transferor Subsidiary") may Dispose of its assets to the Company or another Subsidiary (the "Transferee Subsidiary") so long as, in the case of a Disposition to another Subsidiary, the ownership interest of the Company in the Transferee

          Subsidiary is at least equal to, or greater than, the Company's ownership interest in the Transferor Subsidiary;

               (ii) the Company or any Subsidiary may Dispose of any equipment that it in its good faith opinion determines to be obsolete, worn out or no longer useful in its business, as determined in good faith by the Company;

               (iii) the Company or any Subsidiary may Dispose of inventory in the ordinary course of business;

               (iv) the Company or any Subsidiary may Dispose of any other of its assets so long as immediately after giving effect to such proposed Disposition;

                    (A) the  consideration  for such assets  represents the Fair
               Market Value of such assets at the time of such Disposition;

                    (B) at least 85% of the  consideration  therefor received by the Company or such Subsidiary is in the form of cash; and

                    (C) the cumulative net book value of all assets  Disposed of by the Company and its Subsidiaries during any period of twelve consecutive calendar months does not exceed 15% of Consolidated Assets determined as of the most recently completed fiscal year; provided, however, that the Company or a Subsidiary may Dispose of assets in excess of 15% of Consolidated Assets during any consecutive twelve-month period if, within 180 days after the receipt by the Company or such Subsidiary of any Net Proceeds of any Disposition in excess of 15% of Consolidated Assets (such excess Net Proceeds referred to as "Excess Proceeds"), the Company applies such Excess Proceeds at its option:

                         (x) to make a  capital  expenditure  or  acquire  other
                    long-term assets that are used or useful in a business or businesses conducted by the Company on the date of such application or otherwise permitted by Section 10.10 hereof; or

                         (y) to  consummate  an Asset  Sale  Offer  (as  defined
                    below) with respect to all Holders of Notes and all holders of other Debt that is pari passu with the Notes as contemplated in paragraph (3) below; or

                         (z) a combination of (x) and (y).

               Pending final application of any Excess Proceeds as required above, the Company shall invest such Excess Proceeds in cash or cash equivalents.

For purposes of this Section 10.8:

               (1) "Disposition" means the sale, lease, transfer or other disposition of property but shall not include any public taking or condemnation, and "Dispose of" and "Disposed of" shall have a corresponding meaning to Disposition. The term "Disposition" shall not include an exchange of assets, provided that the assets involved in such exchange are similar in function in that after giving effect to such exchange there has not been (A) a Materially Adverse Effect upon the Company and its Subsidiaries taken as a whole, (B) any material deterioration of cash flow generation from or in connection with such assets, or (C) any material deterioration in the overall quality of plant, property and equipment of the Company and its Subsidiaries taken as a whole. An "exchange" shall be deemed to have occurred if each of the transactions involved shall have been consummated within a six-month period.

               (2) Calculation of Net Book Value. The net book value of any assets shall be determined as of the respective date of Disposition of those assets.

               (3) Asset Sale Offer. On the 180th day after a Disposition of assets giving rise to Excess Proceeds, or such earlier date, if any, as the Board of Directors of the Company or of such Subsidiary determines not to apply the Excess Proceeds relating to such Disposition exclusively as set forth in subparagraph (x) of Section 10.8(iv)(C) above (each, an "Asset Sale Offer Trigger Date"), such aggregate amount of Excess Proceeds which have not been applied on or before such Asset Sale Offer Trigger Date as set forth in subparagraph (x) of Section 10.8(iv)(C) above (each, an "Excess Proceeds Offer Amount") shall be applied by the Company or such Subsidiary to make an offer to purchase (the "Asset Sale Offer") on a date (the "Asset Sale Offer Payment Date") not less than 30 nor more than 45 days following the applicable Asset Sale Offer Trigger Date, from all Holders of Notes and all holders of other Debt that is pari passu with the Notes (the Notes and such other Debt referred to herein collectively as "Senior Debt") on a pro rata basis that amount of Senior Debt equal to the Excess Proceeds Offer Amount at a price equal to 100% of the principal amount of Senior Debt to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase; provided, however, that if at any time any non-cash consideration received by the Company or any Subsidiary of the Company, as the case may be, in connection with any Disposition is converted into or sold or otherwise disposed of for cash or cash equivalents (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute a Disposition hereunder and the Excess Proceeds thereof shall be applied in accordance with this Section 10.8.

               Each Asset Sale Offer shall be mailed to the holders of Senior Debt within 10 days following the Asset Sale Offer Trigger Date. The notice shall be executed by a Senior Financial Officer and shall contain all instructions and materials necessary to enable such holders to elect that Senior Debt held by them may be purchased pursuant to the Asset Sale Offer and shall state the following terms:

                    (A) that the Asset Sale Offer is being made pursuant to this
               Section 10.8 and that all Senior Debt tendered will be accepted for payment;

                    (B) the  purchase  price  (including  the  amount of accrued interest) and the Asset Sale Offer Payment Date (which shall be 20 Business Days from the date such notice is mailed, or such longer period as may be required by law);

                    (C) that any Senior  Debt not elected to be  purchased  will continue to accrue interest if interest is then accruing;

                    (D) that,  unless the  Company  defaults  in making  payment therefor, any Senior Debt accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Offer Payment Date;

                    (E) that  Holders  may elect to have the Senior Debt held by them purchased pursuant to an Asset Sale Offer by delivering written notice of such election to the Company at the address specified in the Asset Sale Offer setting forth the name of the holder and the principal amount of Senior Debt that such holder elects to be so purchased and that holders must deliver such election notice within two Business Days prior to the Asset Sale Offer Payment Date (it being understood that the failure by a holder to respond to an Asset Sale Offer within such period shall be deemed to constitute a rejection of such Asset Sale Offer); and

                    (F) that holders of Senior Debt will be entitled to withdraw their election if the Company receives, not later than the date two Business Days prior to the Asset Sale Offer Payment Date, a written notice setting forth the name of the holder, the principal amount of Senior Debt the holder thereof has elected to have purchased, and a statement that such holder is withdrawing its election to have such Senior Debt purchased.

         On the Asset Sale Offer Payment Date, the Company shall deliver to such holder via wire transfer in immediately available funds the amount of Senior Debt so elected to be repurchased, plus accrued but unpaid interest thereon, subject to adjustment as contemplated by subparagraph (A) above.

         To the extent that the aggregate amount of Senior Debt elected to be repurchased pursuant to an Asset Sale Offer is less than the Excess Proceeds Offer Amount, the Company shall commence a second Asset Sale Offer to holders of Senior Debt that elected to have the Senior Debt held by them purchased pursuant to the first Asset Sale Offer but whose Senior Debt was not purchased in full by reason of the pro rata nature of such first Asset Sale Offer. Such second Asset Sale Offer shall be conducted on substantially the same terms as the first Asset Sale Offer. To the extent that Excess Proceeds are not used to purchase Senior Debt after conducting the second Asset Sale Offer, the Company may use any remaining Excess Proceeds for general corporate purposes.

10.9    Transactions With Related Party

         The Company shall not, and shall not permit any Subsidiary to, effect or permit to exist any transaction with any Affiliate by which any asset or services of the Company or a Subsidiary is transferred to such Affiliate, or enter into any other transaction with an Affiliate on terms less favorable to the Company or such Subsidiaries than would be reasonably expected in a similar transaction with an unrelated entity.

10.10   Nature of Business.

         Neither the Company nor any Subsidiary shall engage in any business, if as a result, when taken as a whole, the general nature of the business then engaged in by the Company and its Subsidiaries would be substantially changed from the nature of the business of the Company and its Subsidiaries on the date hereof.

10.11 Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

         The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to: (i) pay dividends or make any other distributions on or in respect of its Capital Stock; (ii) make loans or advances or to pay or guarantee any Debt or other obligation owed to the Company or any other Subsidiary of the Company; or (iii) transfer any of its property or assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (1) applicable law; (2) this Agreement or a Bank Credit Agreement as in effect on the date hereof; (3) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Subsidiary of the Company; (4) any instrument governing Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Subsidiary thereof, other than the Person (or the properties or assets of the Person) so acquired or any Subsidiary thereof; (5) purchase money obligations for property acquired that impose restrictions of the nature described in clause (4) above on the property so acquired; (6) an agreement governing Debt incurred to refinance or replace the Debt issued, assumed or incurred pursuant to an agreement referred to in clause (2),
(4) or (5) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such refinancing or replacement Debt are no less favorable to the Company in any material respect than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (2), (4) or (5); or (7) restrictions contained in any purchase or sale agreement relating to the purchase or sale of a Subsidiary, provided that such restriction does not extend to any assets other than those being acquired or sold.

11.     EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8
     or 10.9; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of
     Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

          (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors,
     (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iv) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (v) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, or (vi) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall at any time exceed $5,000,000; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.     REMEDIES ON DEFAULT, ETC.

12.1    Acceleration.

         (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any  Event  of  Default  described  in  paragraph  (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2    Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3    Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4    No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements and the fees and disbursements of any financial advisor retained by the holders of Notes after the occurrence of an Event of Default.

13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1    Registration of Notes.

         The Company shall keep at its principal executive office a register for the registration of Notes and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2    Transfer and Exchange of Notes.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Sections 6.1 and 6.2. Transfers hereunder shall only be made by the Company to the extent such transfers are permitted by applicable law.

13.3    Replacement of Notes.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.     PAYMENTS ON NOTES.

14.1    Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, at the principal office of The Chase Manhattan Bank (or successor entity) in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2    Home Office Payment.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the

Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.     EXPENSES, ETC.

15.1    Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2    Survival.

         The obligations of the Company under Section 15.1 shall survive the payment or transfer permitted pursuant to Section 13.2 of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.     AMENDMENT AND WAIVER.

17.1    Requirements.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2    Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3    Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4    Notes Held by Company, etc.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.     NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) via fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or


          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of J. Stephen Zepf, Treasurer and Chief Financial Officer of the Company, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.     REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.     CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, (d) constitutes financial statements delivered to you under Section
7.1 that are otherwise publicly available, or (e) is independently developed by you, your Affiliates or your professional advisors without the use of Confidential Information. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.     SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates or Subsidiaries (a "Permitted Purchaser") as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Permitted Purchaser, shall contain such Permitted Purchaser's agreement to be bound by this Agreement and shall contain a confirmation by such Permitted Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Permitted Purchaser in lieu of you. In the event that such Permitted Purchaser is so substituted as a purchaser hereunder and such Permitted Purchaser thereafter transfers to you all of the Notes then held by such Permitted Purchaser, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Permitted Purchaser, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.     MISCELLANEOUS.

22.1    Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2    Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3    Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4    Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5    Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6    Governing Law.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                         [Signatures on Following Pages]

         [Hughes Supply Note Purchase Agreement dated December 21, 2000]

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      HUGHES SUPPLY, INC.


                                      By:_______________________________________
                                         J. Stephen Zepf
                                          Treasurer and Chief Financial Officer

The foregoing is hereby
agreed to as of the
date hereof:

Purchasers of Series A Notes:

PACIFIC LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


By: _______________________
    Name:__________________
    Title:_________________


PACIFIC LIFE AND ANNUITY COMPANY

By: _______________________
    Name:__________________
    Title:_________________


By: _______________________
    Name:__________________
    Title:_________________

Purchasers of Series B Notes:

GENERAL ELECTRIC CAPITAL
    ASSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


GE LIFE AND ANNUITY ASSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


GE CAPITAL LIFE ASSURANCE COMPANY
    OF NEW YORK


By: _______________________
    Name:__________________
    Title:_________________


ALLSTATE LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________

By: _______________________
    Name:__________________
    Title:_________________
          (Authorized Signatories)

AMERICAN UNITED LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


PIONEER MUTUAL LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


Purchasers of Series C Notes:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

     By: CIGNA Investments, Inc.

         By: _______________________
             Name:__________________
             Title:_________________


LIFE INSURANCE COMPANY OF NORTH AMERICA


     By: CIGNA Investments, Inc.

         By: _______________________
             Name:__________________
             Title:_________________


JEFFERSON-PILOT LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
    OF AMERICA


By: _______________________
    Name:__________________
    Title:_________________


SUNAMERICA LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


AMERICAN GENERAL LIFE INSURANCE COMPANY
and
AMERICAN GENERAL ANNUITY INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


NATIONWIDE LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


NATIONWIDE LIFE AND ANNUITY INSURANCE
    COMPANY


By: _______________________
    Name:__________________
    Title:_________________


NEW YORK LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________

NEW YORK LIFE INSURANCE AND
     ANNUITY CORPORATION

   By:   New York Life Investment Management, LLC,
          its Investment Manager

         By: _______________________
             Name:__________________
             Title:_________________


THE CANADA LIFE ASSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


THE OHIO NATIONAL LIFE INSURANCE COMPANY


By: _______________________
    Name:__________________
    Title:_________________


MODERN WOODMEN OF AMERICA


By: _______________________
    Name:__________________
    Title:_________________

                      SCHEDULE A TO NOTE PURCHASE AGREEMENT

                          Information as to Purchasers


--------------------------------------------------------------------------------
         PURCHASER NAME                          PACIFIC LIFE
                                              INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    95-1079000
--------------------------------------------------------------------------------
Name in which to register Note(s)                 Mac & Co.
--------------------------------------------------------------------------------
Series                                             Series A
--------------------------------------------------------------------------------
Note registration number                              R-1
--------------------------------------------------------------------------------
Amount                                           $9,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Federal Reserve Bank of Boston
                                            ABA# 0110-0123-4/BOS SAFE DEP
                                            DDA 125261
                                            Attn:  MBS Income CC: 1253
                                            A/C Name: Pacific Life General
                                                      Account
                                                     PLCF1810132
                                            Re:      Security Description & PPN
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series A
                                            Senior Notes due November 30, 2003;
                                            CUSIP 44482 C# 8

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     Mellon Trust
                                            Attn: Pacific Life Accounting Team
                                            One Mellon Bank Center
                                            Room 0930
                                            Pittsburgh, PA 15258-0001
                                                AND
                                            Pacific Life Insurance Company
                                            Attn: Securities Administration-Cash
                                            Team
                                            700 Newport Center Drive
                                            Newport Beach, CA 92660-6397
--------------------------------------------------------------------------------
Address for all other communications        Pacific Life Insurance Company
and notices                                 Attn:  Securities Department
                                            700 Newport Center Drive
                                            Newport Beach, CA 92660-6397
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                           PACIFIC LIFE
                                              AND ANNUITY COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    95-3760914
--------------------------------------------------------------------------------
Name in which to register Note(s)                 Mac & Co.
--------------------------------------------------------------------------------
Series                                             Series A
--------------------------------------------------------------------------------
Note registration number                           R-2; R-3
--------------------------------------------------------------------------------
Amount                                       R-2 = $5,000,000.00
                                             R-3 = $5.000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Federal Reserve Bank of Boston
                                            ABA# 0110-0123-4/BOS SAFE DEP
                                            DDA 12561
                                            Attn:  MBS Income CC: 1253
                                            A/C Name: Pacific Life General
                                                      Account
                                                      PLCF1811612
                                            Re:       Security Description & PPN
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series A
                                            Senior Notes due November 30, 2003;
                                            CUSIP 44482 C# 8

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     Mellon Trust
                                            Attn: Pacific Life Accounting Team
                                            One Mellon Bank Center
                                            Room 0930
                                            Pittsburgh, PA 15258-0001
                                                AND
                                            Pacific Life Insurance Company
                                            Attn: Securities Administration-Cash
                                            Team
                                            700 Newport Center Drive
                                            Newport Beach, CA 92660-6397
--------------------------------------------------------------------------------
Address for all other communications        Pacific Life Insurance Company
and notices                                 Attn:  Securities Department
                                            700 Newport Center Drive
                                            Newport Beach, CA 92660-6397
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                     GENERAL ELECTRIC CAPITAL
                                                ASSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    91-6027719
--------------------------------------------------------------------------------
Name in which to register Note(s)               SALKELD & CO.
--------------------------------------------------------------------------------
Series                                             Series B
--------------------------------------------------------------------------------
Note registration number                              R-1
--------------------------------------------------------------------------------
Amount                                          $12,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Bankers Trust Company
                                            14 Wall Street
                                            New York, NY 10005
                                            SWIFT Code: BKTR US 33
                                            ABA #021-001-033
                                            Account Number 99-911-145
                                            FCC #097833
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     GE Financial Assurance
                                            Account: General Electric Capital
                                                     Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Accounting
                                                  Tel.: (206) 516-2871
                                                  Fax: (206) 516-4740
--------------------------------------------------------------------------------
Address for all other communications        GE Financial Assurance
and notices                                 Account:  General Electric Capital
                                                      Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Dept., Private
                                                  Placements
                                                  Tel: (206) 516-4954
                                                  Fax: (206) 516-4863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                       GE LIFE AND ANNUITY
                                               ASSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    54---0283385
--------------------------------------------------------------------------------
Name in which to register Note(s)               SALKELD & CO.
--------------------------------------------------------------------------------
Series                                             Series B
--------------------------------------------------------------------------------
Note registration number                              R-2
--------------------------------------------------------------------------------
Amount                                           $2,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Bankers Trust Company
                                            14 Wall Street
                                            New York, NY 10005
                                            SWIFT Code: BKTR US 33
                                            ABA #021-001-033
                                            Account Number 99-911-145
                                            FCC #097828
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     GE Financial Assurance
                                            Account: General Electric Capital
                                                     Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Accounting
                                                  Tel.: (206) 516-2871
                                                  Fax: (206) 516-4740
--------------------------------------------------------------------------------
Address for all other communications        GE Financial Assurance
and notices                                 Account:  General Electric Capital
                                                      Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Dept., Private
                                                  Placements
                                                  Tel: (206) 516-4954
                                                  Fax: (206) 516-4863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                     GE CAPITAL LIFE ASSURANCE
                                               COMPANY OF NEW YORK
--------------------------------------------------------------------------------
Taxpayer Identification Number                    22-2882416
--------------------------------------------------------------------------------
Name in which to register Note(s)               SALKELD & CO.
--------------------------------------------------------------------------------
Series                                             Series B
--------------------------------------------------------------------------------
Note registration number                              R-3
--------------------------------------------------------------------------------
Amount                                           $2,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Bankers Trust Company
                                            14 Wall Street
                                            New York, NY 10005
                                            SWIFT Code: BKTR US 33
                                            ABA #021-001-033
                                            Account Number 99-911-145
                                            FCC #097836
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     GE Financial Assurance
                                            Account: General Electric Capital
                                                     Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Accounting
                                                  Tel: (206) 516-2871
                                                  Fax: (206) 516-4740
--------------------------------------------------------------------------------
Address for all other communications        GE Financial Assurance
and notices                                 Account:  General Electric Capital
                                                      Assurance Company
                                            Two Union Square, 601 Union Street
                                            Seattle, WA 98101
                                            Attn: Investment Dept., Private
                                                  Placements
                                                  Tel: (206) 516-4954
                                                  Fax: (206) 516-4863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                          ALLSTATE LIFE
                                               INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    36-2554642
--------------------------------------------------------------------------------
Name in which to register Note(s)         Allstate Life Insurance Company
--------------------------------------------------------------------------------
Series                                             Series B
--------------------------------------------------------------------------------
Note registration number                              R-4
--------------------------------------------------------------------------------
Amount                                          $8,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Harris Trust and Savings Bank
                                            ABA #071000288

                                            BNF   Allstate Life Insurance
                                                  Company Collection Account
                                                  #168-117-0
                                            ORG   (Enter Issuer Name)
                                            OBI   DPP - (Enter Private Placement
                                                   No., if available
                                                  Payment Due Date (MM/DD/YY)
                                                    P_____ (Enter "P"
                                                    and amount of principal
                                                    being remitted; for example,
                                                    P5000000.00) I_____
                                                    (Enter "I" and amount of
                                                    interest being remitted; for
                                                    example, I225000.00)
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     Allstate Insurance Company
                                            Investment Operations - Private
                                            Placements
                                            3075 Sanders Road, Suite G4A
                                            Northbrook, IL 60062-7127
                                            Telephone: (847) 402-2769
                                            Fax:       (847) 326-5040
--------------------------------------------------------------------------------
Address for all other communications        Allstate Insurance Company
and notices                                 Private Placements Department
                                            3075 Sanders Road, Suite G3A
                                            Northbrook, IL 60062-7127
                                            Telephone: (847) 402-8922
                                            Fax:       (847) 402-3092
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                      AMERICAN UNITED LIFE
                                               INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                    35-0145825
--------------------------------------------------------------------------------
Name in which to register Note(s)      American United Life Insurance Company
--------------------------------------------------------------------------------
Series                                             Series B
--------------------------------------------------------------------------------
Note registration numbers                          R-5; R-6
--------------------------------------------------------------------------------
Amount                                       R-5 = $2,000,000.00
                                             R-6 = $1,500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Bank of New York
                                            Attn:  P&I Department
                                            One Wall Street, 3rd Floor
                                            Window A
                                            New York, NY 10286
                                            ABA #021000018, BNF:IOC566
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     American United Life Insurance
                                            Company
                                            Attn: Christopher D. Palke,
                                                  Securities Department
                                            Post Office Box 368
                                            Indianapolis, IN 46206-0368
--------------------------------------------------------------------------------
Address for all other communications        American United Life Insurance
and notices                                 Company
                                            Attn: Christopher D. Palke,
                                                  Securities Department
                                            Post Office Box 368
                                            Indianapolis, IN 46206-0368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                    PIONEER MUTUAL LIFE INSURANCE
                                                      COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                      45-0220640
--------------------------------------------------------------------------------
Name in which to register Note(s)      Pioneer Mutual Life Insurance Company
--------------------------------------------------------------------------------
Series                                               Series B
--------------------------------------------------------------------------------
Note registration numbers                              R-7
--------------------------------------------------------------------------------
Amount                                            $500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

   Method                                   Immediately available funds, via
                                            federal funds wire transfer

   Account Information                      Bank of New York
                                            Attn:  P&I Department
                                            One Wall Street, 3rd Floor
                                            Window A
                                            New York, NY 10286
                                            ABA #021000018, BNF:IOC566
                                            Pioneer Mutual, c/o American United
                                            Life
--------------------------------------------------------------------------------
Accompanying Information                    Hughes Supply, Inc.; 8.27% Series B
                                            Senior Notes due November 30, 2005;
                                            CUSIP 444482 D* 1

                                            [insert due date and application as
                                            among principal, premium and
                                            interest]
--------------------------------------------------------------------------------
Address for notices related to payments     American United Life Insurance
                                            Company
                                            Attn: Christopher D. Palke,
                                                  Securities Department
                                            Post Office Box 368
                                            Indianapolis, IN 46206-0368
--------------------------------------------------------------------------------
Address for all other communications        American United Life Insurance
and notices                                 Company
                                            Attn: Christopher D. Palke,
                                                  Securities Department
                                            Post Office Box 368
                                            Indianapolis, IN 46206-0368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                    CONNECTICUT GENERAL LIFE INSURANCE
                                                       COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                        13-3574027
--------------------------------------------------------------------------------
Name in which to register Notes                        CIG & Co.
--------------------------------------------------------------------------------
Series                                                 Series C
--------------------------------------------------------------------------------
Note registration numbers                          R-1 through R-5
--------------------------------------------------------------------------------
Amount                                           R-1 = $3,200,000.00
                                                 R-2 = $5,000,000.00
                                                 R-3 = $3,800,000.00
                                                 R-4 = $3,000,000.00
                                                 R-5 = $4,000,000.00
--------------------------------------------------------------------------------
Payment on account of Notes

      Method                               Immediately available funds, via
                                           federal funds wire transfer

      Account Information                  Chase NYC/CTR
                                           BNF=CIGNA Private Placements
                                           AC=9009001802
                                           ABA#021000021
--------------------------------------------------------------------------------
Accompanying Information                   Hughes Supply, Inc.; 8.42% Series C
                                           Senior Notes due November 30, 2007
                                           CUSIP 444482 D@ 9

                                           [insert due date and application as
                                           among principal, premium and
                                           interest]
--------------------------------------------------------------------------------
 Address for notices related to payments   CIG & Co.
                                           c/o CIGNA Investments, Inc.
                                           Attn: Securities Processing S-309
                                           900 Cottage Grove Road
                                           Hartford, CT 06152-2309

                                           CIG & Co.
                                           c/o CIGNA Investments, Inc.
                                           Attn:  Private Securities -S307
                                           Operations Group
                                           900 Cottage Grove Road
                                           Hartford, CT 06152-2307
                                           Fax:  860-726-7203
                                               with a copy to:
                                               Chase Manhattan Bank
                                               Private Placement Servicing
                                               P.O. Box 1508
                                               Bowling Green Station
                                               New York, NY 10081
                                               Attn:  CIGNA Private Placements
                                               Fax:  212-552-3107/1005
--------------------------------------------------------------------------------
Address for all other communications      CIG & Co., c/o CIGNA Investments, Inc.
and notices                               Attention: Private Securities
                                          Division - S-307
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2307
                                          Fax:  860-726-7203
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                          LIFE INSURANCE COMPANY
                                                    OF NORTH AMERICA
--------------------------------------------------------------------------------
Taxpayer Identification Number                         13-3574027
--------------------------------------------------------------------------------
Name in which to register Note(s)                       CIG & Co.
--------------------------------------------------------------------------------
Series                                                  Series C
--------------------------------------------------------------------------------
Note registration number                                   R-6
--------------------------------------------------------------------------------
Amount                                               $3,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                Chase NYC/CTR
                                          BNF=CIGNA Private Placements
                                          AC=9009001802
                                          ABA#021000021
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   CIG & Co.
                                          c/o CIGNA Investments, Inc.
                                          Attn: Securities Processing S-309
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2309

                                          CIG & Co.
                                          c/o CIGNA Investments, Inc.
                                          Attn:  Private Securities -S307
                                          Operations Group
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2307
                                          Fax:  860-726-7203
                                              with a copy to:
                                              Chase Manhattan Bank
                                              Private Placement Servicing
                                              P.O. Box 1508
                                              Bowling Green Station
                                              New York, NY 10081
                                              Attn:  CIGNA Private Placements
                                              Fax:  212-552-3107/1005
--------------------------------------------------------------------------------
Address for all other communications     CIG & Co., c/o CIGNA Investments, Inc.
and notices                              Attention: Private Securities- S-307
                                         900 Cottage Grove Road
                                         Hartford, CT 06152-2307
                                         Fax:  860-726-7203
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                          JEFFERSON-PILOT LIFE
                                                   INSURANCE COMPANY

--------------------------------------------------------------------------------
Taxpayer Identification Number                         56-0359860
--------------------------------------------------------------------------------
Name in which to register Note(s)         Jefferson-Pilot Life Insurance Company
--------------------------------------------------------------------------------
Series                                                  Series C
--------------------------------------------------------------------------------
Note registration number                                   R-7
--------------------------------------------------------------------------------
Amount                                              $17,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

        Method                             Immediately available funds, via
                                           federal funds wire transfer

        Account Information                Jefferson-Pilot Life Insurance
                                           Company
                                           c/o The Bank of New York
                                           ABA#021 000 018  BNF: IOC566
                                           Attn:  P&I Department
--------------------------------------------------------------------------------
Accompanying Information                   Hughes Supply, Inc.; 8.42% Series C
                                           Senior Notes due November 30, 2007;
                                           CUSIP 444482 D@ 9

                                           [insert due date and application as
                                           among principal, premium and
                                           interest]
--------------------------------------------------------------------------------
Address for notices related to payments    Jefferson-Pilot Life Insurance
                                           Company
                                           c/o The Bank of New York
                                           Attention:  P&I Department
                                           P.O. Box 19266
                                           Newark, NJ 07195
--------------------------------------------------------------------------------
Address for all other communications       Jefferson-Pilot Life Insurance
and notices                                Company
                                           P.O. Box 21008
                                           Greensboro, NC 27420
                                           Attn:  Securities Administration -
                                                  3630
                                           Fax:  336-691-3717
                                               For hand delivery:
                                               100 North Greene Street
                                               (ZIP 27401)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                        TEACHERS INSURANCE AND ANNUITY
                                                   ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Taxpayer Identification Number                           13-1624203
--------------------------------------------------------------------------------
Name in which to register Note(s)             Teachers Insurance and Annuity
                                                  Association of America
--------------------------------------------------------------------------------
Series                                                   Series C
--------------------------------------------------------------------------------
Note registration number                                    R-8
--------------------------------------------------------------------------------
Amount                                                $17,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

        Method                             Immediately available funds, via
                                           federal funds wire transfer

        Account Information                Chase Manhattan Bank
                                           ABA #021-000-021
                                           Account of Teachers Insurance and
                                           Annuity Association of America
                                           Account No. 900-9-000200
                                           For further credit to the TIAA
                                           Account Number G07040
--------------------------------------------------------------------------------
Accompanying Information                   Hughes Supply, Inc.; 8.42% Series C
                                           Senior Notes due November 30, 2007;
                                           CUSIP 444482 D@ 9

                                           [insert due date and application as
                                           among principal, premium and
                                           interest; identify name of bank from
                                           which payment was sent]
--------------------------------------------------------------------------------
Address for notices related to payments    Teachers Insurance and Annuity
                                           Association of America
                                           730 Third Avenue
                                           New York, NY 10017-3206
                                           Attn: Securities Accounting Division
                                           212-916-6004 Phone
                                           212-916-6955 Fax
--------------------------------------------------------------------------------
Address for all other communications       Teachers Insurance and Annuity
and notices                                Association of America
                                           730 Third Avenue
                                           New York, NY 10017-3206
                                           Attn:  Securities Accounting Division
                                           212-916-5695  Greg MacCordy
                                           212-916-6329  Margie Ello-Satin
                                           212-490-9000  (General Number)
                                           212-916-6583  (Team Fax Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                        SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                            52-0502540
--------------------------------------------------------------------------------
Name in which to register Note(s)                         OKGBD & Co.
--------------------------------------------------------------------------------
Series                                                      Series C
--------------------------------------------------------------------------------
Note registration number                                       R-9
--------------------------------------------------------------------------------
Amount                                                  $12,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                 Bankers Trust Company
                                           ABA #021-001-033
                                           Account #99-911-145
                                           For further credit to Account #099530
                                           Ref:  Hughes Supply
--------------------------------------------------------------------------------
Accompanying Information                   Hughes Supply, Inc.; 8.42% Series C
                                           Senior Notes due November 30, 2007;
                                           CUSIP 444482 D@ 9

                                           [insert due date and application as
                                           among principal, premium and
                                           interest]
--------------------------------------------------------------------------------
Address for notices related to payments    SunAmerica Financial
                                           Attn: Investment Accounting
                                           - 36th Floor
                                           1 SunAmerica Center
                                           Los Angeles, CA 90067-6022
                                           310-772-6486 Phone
                                           310-772-6596 Fax
--------------------------------------------------------------------------------
Address for all other communications       SunAmerica Investments
and notices                                c/o AIG Global Investment Corp.
                                           175 Water Street - 25th Floor
                                           New York, NY 10038
                                           Attn: Private Placements/G. Herman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                                NATIONWIDE LIFE
                                                      INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                            31-4156830
--------------------------------------------------------------------------------
Name in which to register Note(s)             Nationwide Life Insurance Company
--------------------------------------------------------------------------------
Series                                                     Series C
--------------------------------------------------------------------------------
Note registration number                                     R-10
--------------------------------------------------------------------------------
Amount                                                  $7,500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                The Bank of New York
                                          ABA #021-000-108
                                          BNF: IOC566
                                          F/A/O Nationwide Life Insurance
                                          Company
                                          Attn:  P & I Department
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   Nationwide Life Insurance Company
                                          c/o The Bank of New York
                                          P.O. Box 19266
                                          Attn:  P & I Department
                                          Newark, NJ 07195
                                          with a copy to:
                                          Nationwide Life Insurance Company
                                          Attn:  Investment Accounting
                                          One Nationwide Plaza (1-32-05)
                                          Columbus, OH 43215-2220
--------------------------------------------------------------------------------
Address for all other communications      Nationwide Life Insurance Company
and notices                               One Nationwide Plaza (1-33-07)
                                          Columbus, OH 43215-2220
                                          Attn: Corporate Fixed-Income
                                          Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                          NATIONWIDE LIFE AND ANNUITY
                                                      INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                            31-1000740
--------------------------------------------------------------------------------
Name in which to register Note(s)               Nationwide Life and Annuity
                                                      Insurance Company
--------------------------------------------------------------------------------
Series                                                     Series C
--------------------------------------------------------------------------------
Note registration number                                     R-11
--------------------------------------------------------------------------------
Amount                                                  $2,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                The Bank of New York
                                          ABA #021-000-018
                                          BNF: IOC566
                                          F/A/O Nationwide Life and Annuity
                                          Insurance Company
                                          Attn: P & I Department
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   Nationwide Life and Annuity Insurance
                                          Company
                                          c/o The Bank of New York
                                          P. O. Box 19266
                                          Attn:  P & I Department
                                          Newark, NJ 07195
                                          with a copy to:
                                          Nationwide Life and Annuity Insurance
                                          Company
                                          Attn:  Investment Accounting
                                          One Nationwide Plaza (1-32-05)
                                          Columbus, OH 43215-2220
--------------------------------------------------------------------------------
Address for all other communications      Nationwide Life and Annuity Insurance
and notices                               Company
                                          One Nationwide Plaza (1-33-07)
                                          Columbus, OH 43215-2220
                                          Attn: Corporate Fixed-Income
                                          Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                        THE CANADA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                             38-0397420
--------------------------------------------------------------------------------
Name in which to register Note(s)                        J. Romeo & Co.
--------------------------------------------------------------------------------
Series                                                       Series C
--------------------------------------------------------------------------------
Note registration number                                        R-12
--------------------------------------------------------------------------------
Amount                                                    $9,500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)
       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                Chase Manhattan Bank
                                          ABA 021-000-021
                                          A/C 900-9-000200
                                          Trust Account No. G52708
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   Chase Manhattan Bank
                                          North American Insurance
                                          3 Chase MetroTech Centre, 6th Floor
                                          Brooklyn, NY 11245
                                          Attn: Doll Balbadar
                                             with a copy to:
                                             The Canada Life Assurance Company
                                             330 University Avenue, SP-12
                                             Securities Accounting
                                             Toronto, ON M5G 1R8
--------------------------------------------------------------------------------
Address for all other communications      Canada Life Assurance Company
and notices                               330 University Avenue, SP-11
                                          Toronto, ON M5G 1R8
                                          Attn:  Paul English, US Investments
                                          Division
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                        NEW YORK LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                            13-5582869
--------------------------------------------------------------------------------
Name in which to register Note(s)              New York Life Insurance Company
--------------------------------------------------------------------------------
Series                                                     Series C
--------------------------------------------------------------------------------
Note registration number                                     R-13
--------------------------------------------------------------------------------
Amount                                                   $2,500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                Chase Manhattan Bank
                                          New York, NY 10019
                                          ABA #021-000-021
                                          Credit:  New York Life Insurance
                                          Company
                                          General Account No. 008-9-00687
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   New York Life Insurance Company
                                          51 Madison Avenue
                                          New York, NY 10010-1603
                                          Attn: Treasury Department
                                                Securities Income Section
                                                Room 209
                                                Fax: 212-447-4160
--------------------------------------------------------------------------------
Address for all other communications      New York Life Insurance Company
and notices                               51 Madison Avenue
                                          New York, NY 10010-1603
                                          Attn: Investment Department
                                                Private Finance Group
                                                Room 206
                                                Fax:  212-447-4122
                                                with a copy of any notices
                                                regarding defaults or Events of
                                                Default under the operative
                                                documents to:
                                                Attn: Office of General Counsel
                                                Investment Section, Room 1107
                                                Fax: 212-576-8340
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                        NEW YORK LIFE INSURANCE AND
                                                   ANNUITY CORPORATION
--------------------------------------------------------------------------------
Taxpayer Identification Number                           13-3044743
--------------------------------------------------------------------------------
Name in which to register Note(s)              New York Life Insurance and
                                                   Annuity Corporation
--------------------------------------------------------------------------------
Series                                                    Series C
--------------------------------------------------------------------------------
Note registration number                                     R-14
--------------------------------------------------------------------------------
Amount                                                  $5,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)
       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                Chase Manhattan Bank
                                          New York, NY 10019
                                          ABA #021-000-021
                                          Credit:  New York Life Insurance
                                          and Annuity Corporation
                                          General Account No. 323-8-47382
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   New York Life Insurance and
                                          Annuity Corporation
                                          51 Madison Avenue
                                          New York, NY 10010-1603
                                          Attn: Treasury Department
                                                Securities Income Section
                                                Room 209
                                                Fax: 212-447-4160
--------------------------------------------------------------------------------
Address for all other communications      New York Life Insurance Company
and notices                               51 Madison Avenue
                                          New York, NY 10010-1603
                                          Attn: Investment Department
                                                Private Finance Group
                                                Room 206
                                                Fax:  212-447-4122
                                                with a copy of any notices
                                                regarding defaults or Events of
                                                Default under the operative
                                                documents to:
                                                Attn: Office of General Counsel
                                                Investment Section, Room 1107
                                                Fax: 212-576-8340
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                 THE OHIO NATIONAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Taxpayer Identification Number                          31-0397080
--------------------------------------------------------------------------------
Name in which to register Note(s)       The Ohio National Life Insurance Company
--------------------------------------------------------------------------------
Series                                                   Series C
--------------------------------------------------------------------------------
Note registration number                                   R-15
--------------------------------------------------------------------------------
Amount                                                $4,500,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                Firstar Bank, N.A.
                                          ABA #042-000013
                                          5th & Walnut Streets
                                          Cincinnati, OH 45202
                                          For credit to The Ohio National Life
                                          Insurance
                                          Company:  Account No. 910-275-7
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 3, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   The Ohio National Life Insurance
                                          Company
                                          P.O. Box 237
                                          Cincinnati, OH 45201
                                          Attn:  Investment Department
--------------------------------------------------------------------------------
Address for all other communications      The Ohio National Life Insurance
and notices                               Company
                                          One Financial Way
                                          Cincinnati, OH 45242
                                          Attn:  Investment Department
                                          Fax:   513-794-4506
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PURCHASER NAME                       MODERN WOODMEN OF AMERICA
--------------------------------------------------------------------------------
Taxpayer Identification Number                         36-1493430
--------------------------------------------------------------------------------
Name in which to register Note(s)             Modern Woodmen of America
--------------------------------------------------------------------------------
Series                                                  Series C
--------------------------------------------------------------------------------
Note registration number                                  R-16
--------------------------------------------------------------------------------
Amount                                                $4,000,000.00
--------------------------------------------------------------------------------
Payment on account of Note(s)

       Method                             Immediately available funds, via
                                          federal funds wire transfer

       Account Information                The Northern Trust Company
                                          50 South LaSalle Street
                                          Chicago, IL 60675
                                          ABA #071-000-152
                                          Account Name: Modern Woodmen
                                                        of America
                                                        Account No. 84352
--------------------------------------------------------------------------------
Accompanying Information                  Hughes Supply, Inc.; 8.42% Series C
                                          Senior Notes due November 30, 2007;
                                          CUSIP 444482 D@ 9

                                          [insert due date and application as
                                          among principal, premium and interest]
--------------------------------------------------------------------------------
Address for notices related to payments   Modern Woodmen of America
                                          Attn: Investment Accounting Department
                                          1701 First Avenue
                                          Rock Island, IL 61201
--------------------------------------------------------------------------------
Address for all other communications      Modern Woodmen of America
and notices                               Attn:  Investment Department
                                          1701 First Avenue
                                          Rock Island, IL 61201
--------------------------------------------------------------------------------

                      SCHEDULE B TO NOTE PURCHASE AGREEMENT

                                  Defined Terms

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Acquired Debt" shall mean, with respect to any specified Person: (i) Debt of any other Person existing at the time such other Person is merged with or into, or became a Subsidiary of, such specified Person, whether or not such Debt is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and
(ii) Debt secured by a Lien encumbering any asset acquired by such specified Person.

         "Adjusted Interest Coverage Ratio" shall mean, with respect to the Company and its Subsidiaries on a Consolidated basis, the ratio of: (i) Consolidated EBITDAR for the Four-Quarter Period ending on the date of computation thereof to (ii) the sum of: (a) Consolidated Interest Expense for such Four-Quarter Period plus (b) Consolidated Rental Expense for such Four-Quarter Period.

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Bank Credit Agreement" shall mean (i) that certain Line of Credit Agreement dated as of January 26, 1999 by and among the Company, the Lenders named therein and SunTrust Bank, Central Florida, National Association, as Administrative Agent, as amended and as the same may be further modified, amended, renewed, extended or supplemented from time to time, (ii) that certain Revolving Credit Agreement dated as of January 26, 1999 by and among the Company, the Lenders named therein and SunTrust Bank, Central Florida, national Association, as Administrative Agent, and as the same may be further modified, amended, renewed, extended or supplemented from time to time, (iii) any other committed revolving and/or term credit facility, note purchase agreement, indenture or other instrument or line of credit having a maturity of greater than one year and evidencing Funded Debt equal to or in excess of $25,000,000, and (iv) all replacements, extensions, substitutions, refinancings and refundings thereof.

         "Beneficial Owner" shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the

Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

         "Board of Directors" means the board of directors of the Company (or such other group of individuals designated to perform a similar function).

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Stock" shall mean, with respect to any Person, the outstanding capital stock (including all common, preferred or other equity securities and any options or warrants to purchase capital stock or other securities exchangeable for or convertible into capital stock) of such Person.

         "Capitalized Lease Obligation" shall mean, with respect to any Person, any rental obligation which, under GAAP, is or will be required to be indebtedness (net of interest expense) in accordance with such principles.

         "Change of Control" means the occurrence of any of the following:

               (i) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act);

               (ii) the adoption of a plan relating to the liquidation or dissolution of the Company;

               (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the Beneficial Owner, directly or indirectly, of more than 30% of the Voting Stock of the Company, measured by voting power rather than number of shares;

               (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

               (v) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which a majority of the Voting Stock of the Company is converted into or exchanged for cash, securities or other property.

         "Closing" is defined in Section 3.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" shall mean Hughes Supply, Inc., a Florida corporation, or any successor thereto that shall have become such in the manner prescribed in
Section 10.7.

         "Confidential Information" is defined in Section 20.

         "Consolidated" shall mean the consolidated financial information of the Company and its Subsidiaries under generally accepted accounting principles.

         "Consolidated Assets" shall mean, at any time, the total assets of the Company and its Subsidiaries on a Consolidated basis under GAAP.

         "Consolidated Current Debt" shall mean, at any time, the amount of Current Debt of the Company and its Subsidiaries on a Consolidated basis under GAAP at such time.

         "Consolidated EBITR" shall mean, for any period, an amount equal to the sum of Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income (i) provisions for taxes based on income for such period, (ii) Consolidated Interest Expense for such period, and (iii) Consolidated Rental Expense for such period.

         "Consolidated EBITDAR" shall mean, for any period, an amount equal to the sum of Consolidated EBITR for such period plus, to the extent deducted in determining Consolidated Net Income, depreciation and amortization expense of the Company and its Subsidiaries on a Consolidated basis (as determined in accordance with GAAP) for such period.

         "Consolidated Funded Debt" shall mean, at any time but without duplication, the amount of Funded Debt of the Company and its Subsidiaries on a Consolidated basis under GAAP at such time.

         "Consolidated Interest Expense" shall mean, for any period, total interest expense (including without limitation, interest expense attributable to capitalized leases in accordance with generally accepted accounting principles) of the Company and its Subsidiaries on a Consolidated basis under GAAP.

         "Consolidated Net Income" shall mean, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period (taken as a single accounting period) determined in conformity with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, together with any related provision for taxes, realized upon any sale of assets outside the ordinary course of business, and (ii) undistributed net income of a Subsidiary to the extent that such distribution is prohibited by agreement, judgment or regulation; provided, however, that all earnings from acquisitions will accrue to the benefit of the Company in accordance with GAAP.

         "Consolidated Net Worth" shall mean, at any time, on a Consolidated basis, shareholders' equity of the Company and its Subsidiaries at such time determined in accordance with GAAP.

         "Consolidated Rental Expense" shall mean, for any period, total operating lease expense of the Company and its Subsidiaries on a Consolidated basis under GAAP.

         "Consolidated Total Capitalization" shall mean, at any time, the sum of Consolidated Net Worth and Consolidated Funded Debt.

         "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who:

               (i) was a member of such Board of  Directors  on the date hereof;
          or

               (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Control Event" means the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change of Control.

         "Current Debt" shall mean all Debt with an original maturity of one year or less. For the avoidance of doubt, Debt incurred under a Bank Credit Agreement shall not constitute "Current Debt".

         "Debt" shall mean, without duplication, with respect to any Person, as at any date of determination:

               (i) all indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed (including, without limitation, all Capitalized Lease Obligations);

               (ii) all indebtedness, whether or not for borrowed money, secured by any Lien on any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed by such Person;

               (iii) any indebtedness, whether or not for borrowed money, with respect to which such Person has become directly or indirectly liable and which represents or has been incurred to finance the purchase price (or a portion thereof) of any property or services or business acquired by such Person, whether by purchase, consolidation, merger or otherwise other than any payables and accrued expenses in the ordinary course of business that are current liabilities under GAAP; and

               (iv) any indebtedness of any other Person of the character referred to in clauses (i), (ii), or (iii) of this definition with respect to which the Person whose Debt is being determined has become liable by way of a Guarantee;

all as determined in accordance with GAAP; provided, however, Debt shall not include endorsement of negotiable instruments for collection in the ordinary course of business.

         "Default" shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default  Rate" shall mean that rate of interest that is the greater of
(i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank as its "base" or "prime" rate.

         "Environmental Laws" shall mean any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean, at any time, the sale value of property that would be realized in an arm's length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

         "Four-Quarter Period" shall mean the rolling, previous consecutive four fiscal-quarter period ending on the date of any computation of any ratio contained herein.

         "Funded Debt" shall mean (i) all Debt with an original maturity of greater than one year (including Debt incurred under a Bank Credit Agreement), including current maturities of such Debt, and all Debt which is renewable solely at the option of the Company or a Subsidiary, (ii) all Debt with an original maturity of less than one year, including commercial paper issued by the Company, if a direct or secondary source of repayment of such Debt is, or such Debt is credit enhanced by, a line of credit or other financial accommodation having a maturity of greater than one year and
(iii) all other Debt that is now or hereafter characterized by the Company or any Subsidiary in its financial statements as "Funded Debt".

         "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" shall mean

               (a) the government of

                    (i) the  United  States  of  America  or any  State or other political subdivision thereof, or

                    (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Debt, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

         "Hazardous Material" shall mean any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "Holder" shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

         "Institutional Investor" shall mean (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" shall mean material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

         "Material  Subsidiary"  shall  mean (i) each  Subsidiary  set  forth on
Schedule 4.11 and (ii) each other Subsidiary of the Company, now existing or hereinafter established or acquired, that has or acquires total assets in excess of $1,000,000 or that accounted for or produced more than 5% of the Consolidated EBITR of the Company on a Consolidated basis during any of the three most recently completed fiscal years of the Company.

         "Memorandum" is defined in Section 5.3.

         "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Proceeds" shall mean the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Disposition (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Disposition), net of the direct costs relating to such Disposition, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case after taking into account any available tax credits or deductions and any tax-sharing arrangements.

         "Notes" is defined in Section 1.

         "Officer's Certificate" shall mean a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "Other Agreements" is defined in Section 2.

         "Other Purchasers" is defined in Section 2.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person" shall mean an individual, corporation, company, limited liability company, voluntary association, partnership, limited liability partnership, trust, unincorporated organization or joint venture or a government or any agency, instrumentality or political subdivision thereof, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

         "Plan" shall mean an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Preferred Stock" shall mean any class of Capital Stock of a corporation that is preferred over any other class of Capital Stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Debt" shall mean with respect to any Person, at any time, without duplication, the sum of:

                (i) Unsecured Debt of each Subsidiary (other than such Debt held by the Company or a Wholly-Owned Subsidiary thereof);

               (ii) Debt of the Company and any  Subsidiary  secured by any Lien unless such Lien is otherwise permitted by subparagraphs (i) through (xiii) of Section 10.5 (other than such Debt held by the Company or a Wholly-Owned Subsidiary thereof); and

              (iii) All Preferred Stock of Subsidiaries  owned by a Person other than the Company or a Wholly-Owned Subsidiary thereof.

         "Property" or "Properties" shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "QPAM Exemption" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Required Holders" shall mean the holders of at least 51% in the principal amount of the Notes at the time outstanding.

         "Responsible Officer" shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" shall mean the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Series A Notes," "Series B Notes" and "Series C Notes" shall have the meaning set forth in Section 1 and any reference to a particular "Series" shall be a reference to either the Series A Notes, Series B Notes or Series C Notes.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Subsidiary Debt" shall mean all Debt of which the direct obligor is a subsidiary of the Company.

         "Voting Stock" of any Person as of any date shall mean the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                     SCHEDULE 4.9 TO NOTE PURCHASE AGREEMENT

                         Changes in Corporate Structure


         (i) Closed Acquisitions:

             - bestroute.com, LLC, a New York limited liability company - closed September 27, 2000

             - Kingston Pipe Industries, Inc., a Rhode Island corporation - closed August 30, 2000 Does not include asset purchase acquisitions where the acquiring entity is an existing subsidiary of the Company

         (ii) Pending Acquisitions:

              None

                    SCHEDULE 4.11 TO NOTE PURCHASE AGREEMENT

            Material Subsidiaries Executing and Delivering Guarantees
                               on Date of Closing


Each of the following is a Material Subsidiary of the Company:

Atlantic Pump & Equipment Company of Miami, Inc., a Florida corp.
Atlantic Pump & Equipment Company of West Palm Beach, Inc., a Florida corp. Bestroute.com, LLC, a New York limited liability company (99% owned subsidiary) Carolina Pump & Supply Corp., a Rhode Island corp.
Cayesteel, Inc., a Georgia corp. (100% owned by WCC Merger Corporation)
Chad Supply, Inc., a Florida corp.
Coastal Wholesale, Inc., a Florida corp.
Dominion Pipe Fabricators, Incorporated, a Virginia corp.
Dominion Pipe & Supply Co., a Virginia corp.
Douglas Leonhardt & Associates, a North Carolina corp.
Elasco Agency Sales, Inc., an Illinois corp.
Elec-Tel Supply Company, a Georgia corp.
Electric Laboratories and Sales Corporation, a Delaware corp.
FES Merger Corp., Inc., a Florida corp.
Gayle Supply Company, an Alabama corp.
Gilleland Concrete Products, Inc., a Georgia corp.
HSI Acquisition Corporation, an Ohio corp.
HSI Bestroute Investment, Inc., a Florida corp.
HSI Fusion Services, Inc., a Florida corp.
Hughes Supply Management Services, Inc., a Delaware corporation
Hughes Water & Sewer Company, a West Virginia corp.
H Venture Corporation, a Florida corp.
Juno Industries, Inc., a Florida corp.
Kamen Supply Company, Inc., a Kansas corp.
Kingston Pipe Industries, Inc., a Rhode Island corp.
Merex Corporation, a Texas corp.
Metals Incorporated, an Oklahoma corp.
Metals, Inc. - Gulf Coast Division, an Oklahoma corp.
Mills & Lupton Supply Company, a Tennessee corp.
Moore Electric Supply, Inc., a North Carolina corp.
Mountain Country Supply, Inc., an Arizona corp.
Olander & Brophy, Incorporated, a Pennsylvania corp.
One Stop Supply, Inc., a Tennessee corp.
Paine Supply of Jackson, Inc., a Mississippi corp.

[Listing of Material Subsidiaries Continued on Next Page]

[Continuation of Listing of Material Subsidiaries]

Palm Pool Products, Inc., a Michigan corp.
Panhandle Pipe & Supply Co., Inc., a West Virginia corp.
Port City Electrical Supply, Inc., a Georgia corp.
R & G Plumbing Supply, Inc., an Alabama corp.
Reaction Supply Corporation, a California corp.
Shrader Holding Company, Inc., an Arkansas corp.
Southwest Stainless, L. P., a Delaware limited partnership Stainless Tubular Products, Inc., an Oklahoma corp.
USCO Incorporated, a North Carolina corp.
Union Merger Corporation, a North Carolina corp.
U.S. Fusion Services, Inc., a Louisiana corp.
Virginia Water & Waste Supply Company, Inc., a Virginia corp. WCC Merger Corporation, a Georgia corp.
Wholesale Electric Supply Corporation, a New York corp.
Z&L Acquisition Corp., a Delaware corp.

                     SCHEDULE 5.3 TO NOTE PURCHASE AGREEMENT

                              Disclosure Materials


                                 No Exceptions.

                     SCHEDULE 5.4 TO NOTE PURCHASE AGREEMENT

                           Subsidiaries of the Company
                  and Ownership of Subsidiary Stock; Company's
               Affiliates; Company's Directors and Senior Officers


         (i)  Subsidiaries of the Company


                                 Legal Entities

SUBSIDIARIES:
(updated as of April 23, 2001)

Atlantic Pump & Equipment Company of Miami, Inc., a Florida corp.
Atlantic Pump & Equipment Company of West Palm Beach, Inc., a Florida corp. Bestroute.com, LLC, a New York limited liability company (99%) owned) Carolina Pump & Supply Corp., a Rhode Island corp.
Cayesteel, Inc., a Georgia corp. (100% owned by WCC Merger Corporation)
CF Fluid Controls, Inc., a Texas corp.
Chad Supply, Inc., a Florida corp.
Coastal Wholesale, Inc., a Florida corp.
Dominion Pipe Fabricators, Incorporated, a Virginia corp.
Dominion Pipe & Supply Co., a Virginia corp.
Douglas Leonhardt & Associates, a North Carolina corp.
Elasco Agency Sales, Inc., an Illinois corp.
Elec-Tel Supply Company, a Georgia corp.
Electric Laboratories and Sales Corporation, a Delaware corp.
FES Merger Corp., Inc., a Florida corp.
Gayle Supply Company, an Alabama corp.
Gilleland Concrete Products, Inc., a Georgia corp.
HHH, Inc., a Delaware corp.
HSI Acquisition Corporation, an Ohio corp.
HSI Bestroute Investment, Inc., a Florida corp.
HSI Corp., a Delaware corp.
HSI Fusion Services, Inc., a Florida corp.
Hughes Supply Foundation, Inc., a Florida not-for-profit corporation
Hughes Supply Management Services, Inc., a Delaware corporation
Hughes Water & Sewer Company, a West Virginia corp.
H Venture Corporation, a Florida corp.
Juno Industries, Inc., a Florida corp.
Kamen Supply Company, Inc., a Kansas corp.

[Listing of Subsidiaries Continued on Next Page]

[Listing of Subsidiaries Continued]

Kingston Pipe Industries, Inc., a Rhode Island corp.
L&T of Delaware, Inc., a Delaware corp.
Merex Corporation, a Texas corp.
Merex de Mexico, S.A. De C.V., a Mexican corp. (75% owned) Merex Diesel Power, S.A. De C.V., a Mexican corp. (75% owned) Metals Incorporated, an Oklahoma corp.
Metals, Inc. - Gulf Coast Division, an Oklahoma corp.
Mills & Lupton Supply Company, a Tennessee corp.
Moore Electric Supply, Inc., a North Carolina corp.
Mountain Country Supply, Inc., an Arizona corp.
Olander & Brophy, Incorporated, a Pennsylvania corp.
One Stop Supply, Inc., a Tennessee corp.
Paine Supply of Jackson, Inc., a Mississippi corp.
Palm Pool Products, Inc., a Michigan corp.
Panhandle Pipe & Supply Co., Inc., a West Virginia corp.
Port City Electrical Supply, Inc., a Georgia corp.
R & G Plumbing Supply, Inc., an Alabama corp.
Reaction Supply Corporation, a California corp.
Shrader Holding Company, Inc., an Arkansas corp.
Southwest Stainless, L. P., a Delaware limited partnership Stainless Tubular Products, Inc., an Oklahoma corp.
USCO Incorporated, a North Carolina corp.
Union Merger Corporation, a North Carolina corp.
U.S. Fusion Services, Inc., a Louisiana corp.
Virginia Water & Waste Supply Company, Inc., a Virginia corp. WCC Merger Corporation, a Georgia corp.
Wholesale Electric Supply Corporation, a New York corp.
Z&L Acquisition Corp., a Delaware corp.


         Except as noted above, all Subsidiaries are Wholly-Owned Subsidiaries

         (ii) Affiliates of the Company:

               (a) No Person holds 10% or more of the Company's common stock as of the date of this Agreement.

               (b) Except for the Subsidiaries of the Company, there are no other Affiliates of the Company.

     (iii)  Directors and Senior Officers of the Company:

            Directors:

              David H. Hughes
              Vincent S. Hughes
              A. Stewart Hall, Jr.
              John D. Baker II
              Robert N. Blackford
              H. Corbin Day
              William P. Kennedy

            Officers:

              David H. Hughes, Chairman of the Board and Chief Executive Officer
              A. Stewart Hall, Jr., President
              Vincent S. Hughes, Vice President
              Sidney J. Strickland, Vice President
              Gradie Winstead, Group President
              Jim Holland, Group President
              Skip Hughes, Group President
              Mike Stanwood, Group President
              Bob Machaby, Group President
              Tom Ward, Vice President - Chief Technology Officer
              Jack Clark, Vice President - Corporate Credit Manager
              Jim Plyler, Vice President
              Kenny Stephens, Vice President
              J. Stephen Zepf, Treasurer and Chief Financial Officer
              Benjamin P. Butterfield, Secretary
              Jay Clark, Assistant Secretary and Treasurer

                     SCHEDULE 5.5 TO NOTE PURCHASE AGREEMENT

                              Financial Statements


         (i) The Company's Annual Reports to Shareholders for the Fiscal Years 1996, 1997, 1998 and 1999.

         (ii) The Company's Annual Reports on Form 10-K for the fiscal years ended January 30, 1998 and January 29, 1999.

         (iii) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2000.

                     SCHEDULE 5.8 TO NOTE PURCHASE AGREEMENT

                               Certain Litigation


                                      None.

                    SCHEDULE 5.11 TO NOTE PURCHASE AGREEMENT

                                  Patents, Etc.


                                 No Exceptions.

                    SCHEDULE 5.14 TO NOTE PURCHASE AGREEMENT

                                 Use of Proceeds


         The proceeds received by the Company shall be used for the repayment of existing indebtedness of the Company and its Subsidiaries and general corporate purposes.

                    SCHEDULE 5.15 TO NOTE PURCHASE AGREEMENT

                        Existing Debt; Unpermitted Liens

         (i)      Existing Debt:

                                                                  Maximum             Current Principal
                                                                 Principal        Amount Outstanding as of
                                                                   Amount              November 30, 2000

7.96% Senior Notes due May 30, 2011
        Metropolitan Life Insurance Company                     $40,000,000               $40,000,000
        CM Life Insurance Company                                $1,000,000                $1,000,000
        Massachusetts Mutual Life Insurance Company             $23,000,000               $23,000,000
        Massachusetts Mutual Life Insurance Company              $6,000,000                $6,000,000
        Massachusetts Mutual Life Insurance Company              $3,000,000                $3,000,000
        American General Life and Accident Insurance             $3,000,000                $3,000,000
        Company
        American General Life and Accident Insurance             $7,000,000                $7,000,000
        Company
        Independent Life and Accident Insurance Company          $3,000,000                $3,000,000
        The Variable Annuity Life Insurance Company             $12,000,000               $12,000,000

7.19% Senior Notes Due May 30, 2012
        Nationwide Mutual Insurance Co. SAOH                     $1,500,000                $1,500,000
        Nationwide Mutual Insurance Co.                          $8,500,000                $8,500,000
        Anchor National Life Insurance Company                   $5,000,000                $5,000,000
        SunAmerican Life Insurance Company                      $10,000,000               $10,000,000
        Hartford Life Insurance Company                          $7,000,000                $7,000,000
        Hartford Life Insurance Company                          $8,000,000                $8,000,000

7.19% Senior Notes Due May 30, 2012
        Allstate Life Insurance Company                         $20,000,000               $20,000,000
        The Mutual Life Insurance Company of NY                 $20,000,000               $20,000,000

6.74% Senior Notes Due May 1, 2013
        New York Life Insurance Company                         $22,500,000               $22,500,000
        New York Life Insurance and Annuity Corporation          $7,500,000                $7,500,000
        Allstate Life Insurance Company                         $10,000,000               $10,000,000
        Jefferson-Pilot Life Insurance Company                  $10,000,000               $10,000,000

Bank Revolving Credit Agreement
        First Union                                             $45,833,333               $44,166,667
        Bank of America                                         $50,833,333               $48,984,849
        SouthTrust bank                                         $30,000,000               $28,909,091
        SunTrust Bank                                           $58,750,000               $56,613,636
        PNC Bank                                                $18,750,000               $18,068,182


        ABN AMRO Bank                                           $22,916,667               $22,083,333
        The Fifth Third Bank                                    $13,750,000               $13,250,000
        Hibernia National Bank                                  $11,250,000               $10,840,909
        Wachovia Bank                                           $22,916,667               $22,083,333

Bank Line of Credit Agreement
        First Union                                             $12,500,000                     $0.00
        Bank of America                                         $12,500,000                     $0.00
        Southtrust Bank                                         $10,000,000                     $0.00
        SunTrust Bank                                           $13,750,000                     $0.00
        PNC Bank                                                 $6,250,000                     $0.00
        ABN AMRO Bank                                            $6,250,000                     $0.00
        The Fifth Third Bank                                     $3,750,000                     $0.00
        Wachovia Bank                                           $10,000,000                     $0.00
        Commercial Paper                                        $75,000,000               $73,835,964

SunTrust Swing Line                                             $10,000,000                $2,674,248
SunTrust Bank Guidance Line                                     $15,000,000                     $0.00

Bank of America Short Term Credit Agreement                     $10,000,000                     $0.00



The Company has a $40,000,000 interest rate hedging agreement (the "Agreement") between First Union National Bank and Hughes Supply, Inc. effective August 27, 1997. The Agreement will mature on May 30, 2012, however First Union National Bank has the option to terminate the Agreement at six month intervals.

The Company entered into an eighteen month, $1.00 purchase option, capital lease for a Kronos time management system on August 30, 1999. Monthly payments of $58,232 per month began September 1, 1999 with the final payment due on February 1, 2001. Remaining payments due as of November 30, 2000 totaled $174,696.


-------------------

         (ii)     Unpermitted Liens.

                  None

         See also "Schedule 10.5 to Note Purchase Agreement - Liens."

                    SCHEDULE 10.5 TO NOTE PURCHASE AGREEMENT

                                      Liens

The Company entered into an eighteen month, $1.00 purchase option, capital lease for a Kronos time management system on August 30, 1999. Monthly payments of $58,232 per month began September 1, 1999 with the final payment due on February 1, 2001. Remaining payments due as of October 31, 2000 totaled $232,928.

                      EXHIBIT 1 TO NOTE PURCHASE AGREEMENT

                               Form of Senior Note

                               HUGHES SUPPLY, INC.

           ____% SENIOR NOTE SERIES [A] [B] [C] DUE NOVEMBER 30, 200_

[Series A]
[Series B]
[Series C]
No. [R-_____]
$[_______]                                                     December 21, 2000

         FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Florida, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on November 30, 200[3] [5] [7], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [__%] per annum from the date hereof, payable semiannually, on the 30th day of May and November in each year, commencing with the May 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [____%] or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank (or successor entity) from time to time in New York, New York as its "base" or "prime" rate.

         Subject to Section 14.2 of each Note Purchase Agreement (as defined below), payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.

         This Note is one of the Series [A][B][C] Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 21, 2000 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note is governed by and is to be construed in accordance with the terms of the Note Purchase Agreement, the terms of which are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meanings attributed to them as are set forth in the Note Purchase Agreement.

                                      HUGHES SUPPLY, INC.


                                      By:_____________________________________
                                         J. Stephen Zepf
                                         Treasurer and Chief Financial Officer

                    EXHIBIT 4.4(a) TO NOTE PURCHASE AGREEMENT

       Matters To Be Covered by Opinion of General Counsel for the Company


         1. Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to, in the case of the Company, execute and deliver the Note Purchase Agreement and to execute, deliver and issue the Notes and, in the case of the Subsidiaries, the Subsidiary Guarantee Agreement and the Contribution Agreement (the Note Purchase Agreement, the Notes, the Subsidiary Guarantee Agreement and the Contribution Agreement collectively referred to as the "Operative Documents"), to issue and sell the Notes and to execute and deliver the documents.

         2. Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

         3. Due authorization and execution by the Company and the Subsidiaries of all Operative Documents and, if governed by the laws of the State of Florida, all such documents would be legal, valid, binding and enforceable.

         4. Execution and delivery of all Operative Documents and issuance of Notes do not conflict with charter documents, laws or other agreements of the Company and its Subsidiaries.

         5. All consents required to issue and sell the Notes and to execute and deliver all Operative Documents having been obtained.

         6. No litigation questioning validity of Operative Documents.

         7. No litigation against the Company or its Subsidiaries or in which the Company or any Subsidiary is a party that could, if adversely determined, reasonably be expected to have a Material Adverse Effect.

         8. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

         9. No violation of Regulations T, U or X of the Federal Reserve Board.

         10. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

         11. A Florida state court, or a federal court sitting in Florida, would, under Florida conflict of laws principles, recognize the choice of New York law to govern the operative documents.

         The opinion shall be subject to standard and customary qualification of counsel with respect to transactions of this nature.

                    EXHIBIT 4.4(b) TO NOTE PURCHASE AGREEMENT

      Matters To Be Covered by Opinion of Special Counsel to the Purchasers


1. Existence and good standing of the Company and corporate authority of the Company to execute and deliver the Note Purchase Agreement and to issue the Notes.

2. Existence and good standing of the Guarantors and corporate authority of the Guarantors to execute and deliver the Subsidiary Guarantee Agreement and the Contribution Agreement (the Note Purchase Agreement, the Notes, the Subsidiary Guarantee Agreement and the Contribution Agreement collectively referred to as the "Operative Documents").

3.   The Operative Documents are in commercially acceptable legal form.

4.   Due authorization and execution of all Operative Documents.

5.   The  Operative   Documents   constitute   the  legal,   valid  and  binding
     obligations, enforceable against the Company and the Guarantors, as applicable, in accordance with their respective terms.

6. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.


Opinions subject to standard and customary qualifications and exceptions.

                   EXHIBIT 4.11(a) TO NOTE PURCHASE AGREEMENT

                                Form of Guarantee


                         SUBSIDIARY GUARANTEE AGREEMENT


         This SUBSIDIARY GUARANTEE AGREEMENT, dated as of December 21, 2000 (this "Guarantee"), made by the undersigned signatories hereto as Guarantors (each of the undersigned individually a "Guarantor" and collectively the "Guarantors"), in favor of PACIFIC LIFE INSURANCE COMPANY, PACIFIC LIFE AND ANNUITY COMPANY, GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY, GE LIFE AND ANNUITY ASSURANCE COMPANY, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK, ALLSTATE LIFE INSURANCE COMPANY, AMERICAN UNITED LIFE INSURANCE COMPANY, PIONEER MUTUAL LIFE INSURANCE COMPANY, CONNECTICUT GENERAL LIFE INSURANCE COMPANY, LIFE INSURANCE COMPANY OF NORTH AMERICA, JEFFERSON-PILOT LIFE INSURANCE COMPANY, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, SUNAMERICA LIFE INSURANCE COMPANY, NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, NEW YORK LIFE INSURANCE COMPANY, NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE CANADA LIFE ASSURANCE COMPANY, THE OHIO NATIONAL LIFE INSURANCE COMPANY and MODERN WOODMEN OF AMERICA, the foregoing, together with their successors and assigns, individually a "Guaranteed Party" and collectively the "Guaranteed Parties");

                              W I T N E S S E T H:

         WHEREAS, Hughes Supply, Inc., a corporation organized and existing under the laws of the State of Florida ("Hughes") and the Guaranteed Parties have entered into those certain identical (except for the names of the purchasers and the amounts of Notes, as defined below, to be purchased) Note Purchase Agreements dated as of December 21, 2000 (together the "Agreements" and separately each an "Agreement"), pursuant to which Hughes has issued to the Guaranteed Parties its 8.27% Series A Senior Notes due November 30, 2003, its 8.27% Series B Senior Notes due November 30, 2005, and its 8.42% Series C Senior Notes due November 30, 2007;

         WHEREAS, Hughes owns, directly or indirectly, all or a majority of the outstanding capital stock of each of the Guarantors;

         WHEREAS, Hughes and Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with Hughes providing certain centralized financial, accounting and management services to each of the Guarantors by virtue of intercompany advances and loans such that financial accommodations extended to Hughes shall inure to the direct and material benefit of Guarantors; and

         WHEREAS, consummation of the transactions pursuant to the Agreements will facilitate expansion and enhance the overall financial strength and stability of Hughes's entire corporate group, including the Guarantors; and

         WHEREAS, it is a condition precedent to the Guaranteed Parties' obligations to enter into the Agreements and to purchase the Notes thereunder that Guarantors execute and deliver this Guarantee, and Guarantors desire to execute and deliver this Guarantee to satisfy such condition precedent;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Parties to enter into and perform their obligations under the Agreements, the Guarantors hereby jointly and severally agree as follows:

         SECTION 1. Guarantee. The Guarantors hereby, jointly and severally, irrevocably, absolutely and unconditionally guarantee the due and punctual payment of all principal of, premium, if any, and interest on, the Notes and all other obligations owing by Hughes to the Guaranteed Parties, or any of them, jointly or severally under the Agreements, the Notes and the other documents, instruments and agreements relating to the transactions contemplated by the Agreements, and all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, make-whole or yield maintenance premium or other fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses actually incurred) incurred by the Guaranteed Parties in enforcing any rights under this Guarantee (collectively, the "Guaranteed Obligations")
including, without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to Hughes, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any withholding or other tax, assessment or charge of any kind or nature imposed by an governmental agency or authority, but excluding taxes imposed on overall net income of any Guaranteed Party ("Taxes"), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). The Guarantors acknowledge and agree that this is a guarantee of payment when due, and not of collection, and that, subject to Section 13 hereof, this Guarantee may be enforced up to the full amount of the Guaranteed Obligations without proceeding against Hughes, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

         SECTION 2. Guarantee Absolute. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents, instruments and agreements evidencing any Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

               (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Agreements, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

               (b) any lack of validity or enforceability of the Agreement or the Notes or any illegality or impossibility of performance of the Agreements or the Notes or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

               (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

               (d)  any   settlement  or  compromise  of  any  of  the
          Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Hughes;

               (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or Hughes, or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding;

               (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

               (g) any application of sums paid by Hughes or any other Person with respect to the liabilities of Hughes to the Guaranteed Parties, regardless of what liabilities of Hughes remain unpaid;

               (h) any act or failure to act by any Guaranteed Party which may adversely affect a Guarantor's subrogation rights, if any, against Hughes to recover payments made under this Guarantee; and

               (i)  any  other   circumstance  which  might  otherwise
          constitute a defense available to, or a discharge of, any Guarantor.

If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including Hughes or a trustee in bankruptcy for Hughes), then and in such event the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Agreements or the other documents, instruments and agreements evidencing any Guaranteed Obligations, and the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

         The obligations of each Guarantor shall be joint and several and the release or discharge of the obligations of one Guarantor shall not modify, affect, release or discharge the obligations of the other Guarantors hereunder.

         SECTION 3. Waiver. The Guarantors hereby waive notice of acceptance of this Guarantee, notice of any liability to which it may apply, and further waive presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, Hughes or any other party liable with respect to the Guaranteed Obligations (including the Guarantors or any other Person executing a guaranty of the obligations of Hughes).

         SECTION 4. Waiver of Subrogation. No Guarantor will exercise any rights against Hughes which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise. Each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Hughes that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim, right or remedy of the Guaranteed Parties against Hughes or any security which the Guaranteed Parties now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise.

         SECTION 5. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guarantee nor consent to any departure by a Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guaranteed Parties.

         SECTION 7. Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Agreements (i) in the case of the Guaranteed Parties, at the address specified for the Guaranteed Parties in the Agreements, and (ii) in the case of the Guarantors, at the respective addresses specified for such Guarantors in this Guarantee.

         SECTION 8. No Waiver; Remedies. No failure on the part of the Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. Right of Set-Off. In addition to and not in limitation of all rights of offset that the Guaranteed Parties may have under applicable law, the Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all indebtedness or property then or thereafter owing by the Guaranteed Parties to any Guarantor, whether or not related to this Guarantee or any transaction hereunder. The Guaranteed Parties shall promptly notify the relevant Guarantor of any offset hereunder.

         SECTION 10. Continuing Guarantee; Transfer of Obligations. This Guarantee is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee and the termination of the Agreements, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guaranteed Parties.

         SECTION  11.   Governing   Law.  THIS  GUARANTEE  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF

NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

         SECTION 12. Subordination of Hughes's Obligations to the Guarantors. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all obligations and liabilities of Hughes to such Guarantor of whatsoever description including, without limitation, all intercompany receivables of such Guarantor from Hughes ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of Hughes to the Guaranteed Parties under the terms of the Agreements and the other documents, instruments and agreements evidencing any Guaranteed Obligations ("Senior Claims").

         If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by Hughes to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

         In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means Hughes or any Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), or any other applicable bankruptcy laws; or any involuntary case is commenced against Hughes or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Hughes or any Guarantor, or Hughes or any Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Hughes or any Guarantor, or any such proceeding is commenced against Hughes or any Guarantor, or Hughes or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Hughes or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Hughes or any Guarantor makes a general assignment for the benefit of creditors; or Hughes or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Hughes or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Hughes or any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by Hughes or any Guarantor for the purpose of effecting any of the foregoing.

         In the event any direct or indirect payment or distribution is made to a Guarantor in contravention of this Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Parties and shall be immediately paid over to the Guaranteed Parties for application against the Guaranteed Obligations in accordance with the terms of the Agreements.

         Each Guarantor agrees to execute such additional documents as the Guaranteed Parties may reasonably request to evidence the subordination provided for in this Section 12.

         SECTION 13. Savings Clause. (a) It is the intent of each Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

               (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under
          (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

               (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

               (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

               (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 13(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this Section 13 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

         SECTION 14. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of Hughes' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

         SECTION 15. Survival of Agreement. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guarantee.

         SECTION 16. Counterparts. This Guarantee and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         SECTION 17. Additional Guarantors. Upon execution and delivery by any Material Subsidiary of Hughes of an instrument in the form of this Guarantee, such Material Subsidiary of Hughes shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guarantee.

         SECTION 18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantors. This Guarantee shall inure to the benefit of the successors and assigns of the Guaranteed Parties including any subsequent holder of any Notes. No Guarantor may assign its obligations hereunder to any other Person.

         SECTION 19. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings as set forth in the Agreements.

         IN WITNESS WHEREOF, each Guarantor and Hughes caused this Guarantee to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        THE GUARANTORS

                                        ATLANTIC PUMP & EQUIPMENT SUPPLY COMPANY
                                          OF MIAMI, INC.
                                        ATLANTIC PUMP & EQUIPMENT SUPPLY COMPANY
                                          OF WEST PALM BEACH, INC.
                                        BESTROUTE.COM, LLC (99% OWNED)
                                        CAROLINA PUMP & SUPPLY CORP.
                                        CAYESTEEL, INC.
                                        CHAD SUPPLY, INC.
                                        COASTAL WHOLESALE, INC.
                                        DOMINION PIPE & SUPPLY CO.
                                        DOMINION PIPE FABRICATORS, INCORPORATED
                                        DOUGLAS LEONHARDT & Associates, Inc.

                                        [Continuation of Guarantors on next
                                        page]

                                        [Continuation of Listing of Guarantors]

                                        ELASCO AGENCY SALES, INC.
                                        ELEC-TEL SUPPLY COMPANY
                                        ELECTRIC LABORATORIES AND SALES
                                          CORPORATION
                                        FES MERGER CORP., INC.
                                        GAYLE SUPPLY COMPANY, INC.
                                        GILLELAND CONCRETE PRODUCTS, INC.
                                        HSI ACQUISITION CORPORATION
                                        HSI BESTROUTE INVESTMENT, INC.
                                        HSI FUSION SERVICES, INC.
                                        HUGHES SUPPLY MANAGEMENT SERVICES
                                        HUGHES WATER & SEWER COMPANY
                                        H VENTURE CORP.
                                        JUNO INDUSTRIES, INC.
                                        KAMEN SUPPLY COMPANY, INC.
                                        KINGSTON PIPE INDUSTRIES, INC.
                                        MEREX CORPORATION
                                        METALS INCORPORATED
                                        METALS, INC. - GULF COAST DIVISION
                                        MILLS & LUPTON SUPPLY COMPANY
                                        MOORE ELECTRIC SUPPLY, INC.
                                        MOUNTAIN COUNTRY SUPPLY, INC.
                                        OLANDER & BROPHY, INCORPORATED
                                        ONE STOP SUPPLY, INC.
                                        PAINE SUPPLY OF JACKSON, INC.
                                        PALM POOL PRODUCTS, INC.
                                        PANHANDLE PIPE & SUPPLY CO., INC.
                                        PORT CITY ELECTRICAL SUPPLY, INC.
                                        R&G PLUMBING SUPPLY, INC.
                                        REACTION SUPPLY CORPORATION
                                        SHRADER HOLDING COMPANY, INC.
                                        STAINLESS TUBULAR PRODUCTS, INC.
                                        USCO INCORPORATED
                                        UNION MERGER CORPORATION
                                        U.S. FUSION SERVICES, INC.
                                        VIRGINIA WATER & WASTE SUPPLY
                                          COMPANY, INC.

                 [Listing of Guarantors Continued on Next Page]

                                     [Continuation of Listing of Guarantors]

                                         WCC MERGER CORPORATION
                                         WHOLESALE ELECTRIC SUPPLY CORPORATION

                                         By: _________________________
                                         Title: ______________________


                                         SOUTHWEST STAINLESS, L.P.

                                         By:  Z&L Acquisition Corp.,
                                                 as General Partner

                                              By: _________________________
                                                  Title: ______________________

                                         Z&L ACQUISITION CORP., IN ITS
                                            INDIVIDUAL CAPACITY

                                         By: _________________________
                                         Title: ______________________

                                         Address for Notices for all Guarantors:
                                         [Insert Guarantor]
                                         c/o Hughes Supply, Inc.
                                         20 North Orange Avenue
                                         Orlando, Florida 32801
                                         Attention: General Counsel

SECTION 12 OF THE
FOREGOING GUARANTEE
ACKNOWLEDGED AND
AGREED TO:

HUGHES SUPPLY, INC.


By: __________________
    Name:  J. Stephen Zepf
    Title:  Treasurer and Chief Financial Officer

                   EXHIBIT 4.11(b) TO NOTE PURCHASE AGREEMENT

                         Form of Contribution Agreement


                             CONTRIBUTION AGREEMENT

         THIS  CONTRIBUTION  AGREEMENT,  dated as of  December  21,  2000  (this
"Contribution Agreement"), by and among HUGHES SUPPLY, INC. ("Hughes"), a corporation organized and existing under the laws of the State of Florida and each of the undersigned signatories hereto as Guarantors (each of such undersigned referred to herein as a "Guarantor" and collectively the "Guarantors") for the purpose of establishing rights and obligations of contribution among the Guarantors in connection with the Guarantee Agreement (as such term is defined below).

                                 R E C I T A L S

         WHEREAS, Hughes Supply, Inc., a corporation organized and existing under the laws of the State of Florida ("Hughes"), and PACIFIC LIFE INSURANCE COMPANY, PACIFIC LIFE AND ANNUITY COMPANY, GENERAL ELECTRIC CAPITAL ASSURANCE
COMPANY, GE LIFE AND ANNUITY ASSURANCE COMPANY, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK, ALLSTATE LIFE INSURANCE COMPANY, AMERICAN UNITED LIFE INSURANCE COMPANY, PIONEER MUTUAL LIFE INSURANCE COMPANY, CONNECTICUT GENERAL LIFE INSURANCE COMPANY, LIFE INSURANCE COMPANY OF NORTH AMERICA, JEFFERSON-PILOT LIFE INSURANCE COMPANY, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, SUNAMERICA LIFE INSURANCE COMPANY, NATIONWIDE LIFE INSURANCE COMPANY, NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, NEW YORK LIFE INSURANCE COMPANY, NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE CANADA LIFE ASSURANCE COMPANY, THE OHIO NATIONAL LIFE INSURANCE COMPANY and MODERN WOODMEN OF AMERICA, the foregoing corporations, together with their successors and assigns, individually a "Guaranteed Party" and collectively the "Guaranteed Parties") have entered into those certain identical (except for the names of the purchasers and the amounts of Notes, as defined below, to be purchased) Note Purchase Agreements dated as of December 21, 2000 (together the "Agreements" and separately each an "Agreement"), pursuant to which Hughes has issued to the Guaranteed Parties its 8.27% Series A Senior Notes due November 30, 2003, its 8.27% Series B Senior Notes due November 30, 2005 and its 8.42% Series C Senior Notes due November 30, 2007;

         WHEREAS, the obligation of Guaranteed Parties to purchase the Notes under the Agreements is conditioned on, among other things, the provision of a Contribution Agreement in the form hereof;

         WHEREAS, the Guarantors have entered into the Subsidiary Guarantee Agreement dated as of even date herewith (the "Guarantee Agreement") pursuant to which such Guarantors have agreed to guarantee all the obligations of Hughes pursuant to the Agreements and all other Guaranteed Obligations;

         WHEREAS, as a result of transactions contemplated by the Agreements, Guarantors will benefit from the Guaranteed Obligations and in consideration thereof desire to enter into this Contribution Agreement to provide a fair and equitable arrangement to make contributions in the event payments are made under the Guarantee Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Hughes, each Guarantor hereby agrees as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), Hughes agrees that in the event a payment shall be made by any Guarantor under the Guarantee Agreement in respect of any Guaranteed Obligations, Hughes shall indemnify such Guarantor for the full amount of such payment. Each Guarantor has waived its rights to subrogation, pursuant to
Section 4 of the Guarantee Agreement.

         SECTION 2. Contribution and Subrogation. Each Guarantor agrees (subject to Section 3) that in the event a payment shall be made by any Guarantor under the Guarantee Agreement or assets of any Guarantor shall be sold to satisfy a claim of any Guaranteed Party, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by Hughes as provided in Section 1, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Guarantor on the date hereof, and the denominator of which shall be the sum of the net worth of all the Guarantors on the date hereof. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, (i) all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity or contribution under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations, and (ii) no such rights shall be exercised until all of the Guaranteed Obligations shall have been irrevocably paid in full in cash and the Agreements shall have been irrevocably terminated. If any amount shall be paid to any Guarantor on account of such indemnity or contribution rights at any time when all of the Guaranteed Obligations shall not have been paid in full in cash, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to be credited and applied upon the Guaranteed Obligations in accordance with the terms of the Agreements. No failure on the part of Hughes or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to the Guarantee Agreement, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under such Guarantee Agreement.

         SECTION 4. Allocation. If at any time there exists more than one Claiming Guarantor with respect to the Guarantee Agreement, then payment from other Guarantors pursuant to this Contribution Agreement shall be allocated among such Claiming Guarantors in proportion to the total amount of money paid for or on account of the Guaranteed Obligations by each such Claiming Guarantor pursuant to the Guarantee Agreement.

         SECTION 5. Preservation of Rights. This Contribution Agreement shall not limit or affect any right which any Guarantor may have against any other Person that is not a party hereto.

         SECTION 6. Subsidiary Payment. The amount of contribution payable under this Contribution Agreement by any Guarantor with respect to the Guarantee Agreement shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor with respect to the Guarantee Agreement.

         SECTION 7. Asset Sale. If all of the stock of any Guarantor shall be sold or otherwise disposed of (including by merger or consolidation) in an asset sale not prohibited by the Agreements or otherwise consented to by the Guaranteed Parties under the Agreements, the agreements of such Guarantor hereunder shall automatically be discharged and released without any further action by such Guarantor and shall be assumed in full by the corporation which prior to such asset sale or consent owned the stock of such Guarantor, effective as of the time of such asset sale or consent. Hughes shall cause any such corporation which is not a Guarantor to become a party to this Contribution Agreement and the Guarantee Agreement unless otherwise agreed in writing by the Guaranteed Parties.

         SECTION 8. Equitable Allocation. If as a result of any reorganization, recapitalization or other corporate change in Hughes or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions governing the Guarantee Agreement or any of the Guaranteed Obligations, or for any other reason, the contributions under this Contribution Agreement become inequitable, the parties hereto shall promptly modify and amend
this  Contribution   Agreement  to  provide  for  an
equitable allocation of contributions. All such modifications and amendments shall be in writing and signed by all parties hereto.

         SECTION 9. Asset of Party to Which Contribution and Indemnification Are Owing. The parties hereto acknowledge that the right to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

         SECTION 10. Successors and Assigns; Amendments. This Contribution Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. None of any Guarantor's rights or any interest therein under this Contribution Agreement may be assigned or transferred without the written consent of the Guaranteed Parties. In the event of any such transfer or assignment of rights by any Guarantor, the rights and privileges herein conferred upon that Guarantor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Contribution Agreement shall not be amended without the prior written consent of the Guaranteed Parties.

         SECTION 11. Termination. This Contribution Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated as to the Guarantee Agreement, until the Guarantee Agreement has been discharged or otherwise satisfied in accordance with its terms.

         SECTION 12. CHOICE OF LAW. THIS CONTRIBUTION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         SECTION 13. Counterparts. This Contribution Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         SECTION 14. Additional Guarantors. Upon execution and delivery, after the date hereof, by a Material Subsidiary of Hughes of an instrument in the form of this Contribution Agreement, such Material Subsidiary of Hughes shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Contribution Agreement.

         SECTION 15. Severability. In case any provision in or obligation under this Contribution Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to any Guarantor, addressed to it at the address set forth for such party in the Guarantee Agreement, and if to any other party, at the address set forth for such party in the Agreements. All such notices and other communications shall be given and deemed to have been received as provided by the terms of the Agreements.

         SECTION 17. Defined Terms. All capitalized terms used herein and not defined herein shall have their respective defined meanings as set forth or used in the Guarantee Agreement.

         IN WITNESS WHEREOF, Hughes and the Guarantors have duly executed this Contribution Agreement as of the day and year first above written.

                                     HUGHES SUPPLY, INC.

                                     By:________________________________________
                                           Title:_______________________________

                                     THE GUARANTORS:

                                     ATLANTIC PUMP & Equipment SUPPLY COMPANY OF
                                       MIAMI, INC.
                                     ATLANTIC PUMP & EQUIPMENT SUPPLY COMPANY OF
                                       WEST PALM BEACH, INC.
                                     BESTROUTE.COM, LLC (99% OWNED)
                                     CAROLINA PUMP & SUPPLY CORP.
                                     CAYESTEEL, INC.
                                     CHAD SUPPLY, INC.
                                     COASTAL WHOLESALE, INC.
                                     DOMINION PIPE & SUPPLY CO.
                                     DOMINION PIPE FABRICATORS, INCORPORATED
                                     DOUGLAS LEONHARDT & ASSOCIATES, INC.
                                     ELASCO AGENCY SALES, INC.
                                     ELEC-TEL SUPPLY COMPANY

                 [Listing of Guarantors Continued on Next Page]

                     [Continuation of Listing of Guarantors]

                                     ELECTRIC LABORATORIES AND SALES CORPORATION
                                     FES MERGER CORP., INC.
                                     GAYLE SUPPLY COMPANY, INC.
                                     GILLELAND CONCRETE PRODUCTS, INC.
                                     HSI ACQUISITION CORPORATION
                                     HSI BESTROUTE INVESTMENT, INC.
                                     HSI FUSION SERVICES, INC.
                                     HUGHES SUPPLY MANAGEMENT SERVICES
                                     HUGHES WATER & SEWER COMPANY
                                     H VENTURE CORP.
                                     JUNO INDUSTRIES, INC.
                                     KAMEN SUPPLY COMPANY, INC.
                                     KINGSTON PIPE INDUSTRIES, INC.
                                     MEREX CORPORATION
                                     METALS INCORPORATED
                                     METALS, INC. - GULF COAST DIVISION
                                     MILLS & LUPTON SUPPLY COMPANY
                                     MOORE ELECTRIC SUPPLY, INC.
                                     MOUNTAIN COUNTRY SUPPLY, INC.
                                     OLANDER & BROPHY, INCORPORATED
                                     ONE STOP SUPPLY, INC.
                                     PAINE SUPPLY OF JACKSON, INC.
                                     PALM POOL PRODUCTS, INC.
                                     PANHANDLE PIPE & SUPPLY CO., INC.
                                     PORT CITY ELECTRICAL SUPPLY, INC.
                                     R&G PLUMBING SUPPLY, INC.
                                     REACTION SUPPLY CORPORATION
                                     SHRADER HOLDING COMPANY, INC.
                                     STAINLESS STEEL TUBULAR PRODUCTS, INC.
                                     USCO INCORPORATED
                                     UNION MERGER CORPORATION
                                     U.S. FUSION SERVICES, INC.
                                     VIRGINIA WATER & WASTE SUPPLY COMPANY, INC.
                                     WCC MERGER CORPORATION

                 [Listing of Guarantors Continued on Next Page]

                     [Continuation of Listing of Guarantors]

                                            WHOLESALE ELECTRIC SUPPLY
                                              CORPORATION

                                            By: _____________________________
                                            Title: __________________________


                                            SOUTHWEST STAINLESS, L.P.

                                            By:  Z&L Acquisition Corp.,
                                                    as General Partner

                                            By: _____________________________
                                                Title: ______________________


                                            Z&L ACQUISITION CORP., in its
                                               individual capacity

                                            By: _____________________________
                                                Title: ______________________


                                                Address for Notices for all
                                                Guarantors:
                                                [Insert Guarantor]
                                                c/o Hughes Supply, Inc.
                                                20 North Orange Avenue
                                                Orlando, Florida 32801
                                                Attention: General Counsel

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of January 19, 2001 by and among HUGHES SUPPLY, INC. (the "Company") and the Purchasers set forth on the signature pages below (each a "Purchaser" and collectively the "Purchasers").

         WHEREAS, the Company and each Purchaser entered into a Note Purchase Agreement dated as of December 21, 2000 (each a "Note Purchase Agreement"; terms used herein and not defined herein have their respective meanings as set forth in the Note Purchase Agreement);

         WHEREAS, the Company and each Purchaser desires to amend the Note Purchase Agreement to which they are a party on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Specific Amendments to Note Purchase Agreement

         (a) Section 10.8(iv) of each Note Purchase Agreement is hereby amended by deleting subparagraph (B) thereof in its entirety.

         (b) Subparagraph (C) of Section 10.8(iv) of each Note Purchase Agreement is hereby amended by inserting the following immediately after the word "if," appearing therein:

               "(1) at least 85% of the consideration received by the Company or such Subsidiary in connection with Dispositions in excess of 15% of Consolidated Assets is in the form of cash and (2)".

         Section 2. Full Force and Effect. Except as modified hereby, each Note Purchase Agreement remains in full force and effect without modification. Section references in the Note Purchase Agreement shall remain the same notwithstanding the deletion of a subparagraph in its entirety. Upon the effectiveness of this First Amendment, all references to a Note Purchase Agreement shall be deemed to be references to each Note Purchase Agreement as amended by this First Amendment.

         Section 3. Effectiveness of Amendment. This First Amendment shall be effective upon the execution and delivery of this First Amendment by the Company and the Required Holders.

         Section 4. Fees and Expenses. Pursuant to Section 15.1 of each Note Purchase Agreement, the Company shall pay all fees and expenses of special counsel to the Purchasers in connection with the preparation, execution and delivery of this First Amendment.

         Section 5. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         Section 6. Headings. Headings of sections are for the convenience of the parties and shall not be used to interpret or affect the meaning of any provision contained herein.

         Section 7. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Any signature hereto may be transmitted via facsimilie transmission and such signature shall have the same effect as original signature thereof.

                         [Signatures on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]

         IN WITNESS WHEREOF, this First Amendment is hereby duly executed and delivered by the parties hereto as of the date and year first written above.

                                        THE COMPANY:

                                        HUGHES SUPPLY, INC.


                                        By: ___________________________
                                        Title: ________________________


                                        Purchasers of Series A Notes:


                                        PACIFIC LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        PACIFIC LIFE AND ANNUITY COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                    Signatures Continued on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]

                                        Purchasers of Series B Notes:


                                        GENERAL ELECTRIC CAPITAL
                                         ASSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        GE LIFE AND ANNUITY ASSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        GE CAPITAL LIFE ASSURANCE COMPANY OF
                                          NEW YORK


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________
                                        (Authorized Signatories)

                    [Signatures Continued on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]

                                        AMERICAN UNITED LIFE INSURANCE
                                          COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        PIONEER MUTUAL LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                       Purchasers of Series C Notes:

                                       CONNECTICUT GENERAL LIFE INSURANCE
                                         COMPANY

                                       By: CIGNA Investments, Inc.


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        LIFE INSURANCE COMPANY OF NORTH AMERICA

                                        By: CIGNA Investments, Inc.


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                    [Signatures Continued on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]

                                        JEFFERSON-PILOT LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        TEACHERS INSURANCE AND ANNUITY
                                          ASSOCIATION OF AMERICA


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        SUNAMERICA LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        NATIONWIDE LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________

                    [Signatures Continued on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]


                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                          COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        NEW YORK LIFE INSURANCE COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        NEW YORK LIFE INSURANCE AND
                                          ANNUITY CORPORATION

                                        By:  New York Life Investment
                                             Management, LLC,
                                             its Investment Manager

                                             By: ___________________________
                                                 Name: _____________________
                                                 Title: ____________________


                                        THE CANADA LIFE ASSURANCE COMPANY,
                                          as beneficial owner


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________

                    [Signatures Continued on Following Pages]

  [Signature Page to First Amendment to Hughes Supply Note Purchase Agreement]

                                        THE OHIO NATIONAL LIFE  INSURANCE
                                          COMPANY


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________


                                        MODERN WOODMEN OF AMERICA


                                        By: ___________________________
                                            Name: _____________________
                                            Title: ____________________